                                                                    EXHIBIT 10.3

                             THE RIGHT START, INC.



                                _______________



                         SECURITIES PURCHASE AGREEMENT



                           Dated as of April 13, 1998



                                _______________



                    $3,850,000 aggregate principal amount of

                   Senior Subordinated Notes due May 6, 2000

             Warrants to Purchase 3,850,0000 shares of Common Stock

                               TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
Section 1.  ISSUANCE OF SECURITIES.................................................  1
     Section 1.1.   Authorization..................................................  1
     Section 1.2.   Purchase and Sale of Securities; the Closing...................  2
     Section 1.3.   Representations of the Purchasers..............................  2

Section 2.  REPRESENTATIONS OF THE COMPANY.........................................  3
     Section 2.1.   Organization and Authority of the Company......................  3
     Section 2.2.   Business, Properties and Other
                    Information Regarding the Company..............................  3
     Section 2.3.   Capital Stock..................................................  4
     Section 2.4.   Litigation; Observance of Statutes,
                    Regulations and Orders.........................................  5
     Section 2.5.   Title to Property..............................................  6
     Section 2.6.   Taxes..........................................................  6
     Section 2.7.   Compliance with Laws and Other
                    Instruments of the Company.....................................  7
     Section 2.8.   Governmental Authorizations....................................  7
     Section 2.9.   Licenses and Permits...........................................  7
     Section 2.10.  Compliance with ERISA..........................................  7
     Section 2.11.  Investment Company Act.........................................  9
     Section 2.12.  Environmental Compliance.......................................  9
     Section 2.13.  Maintenance of Insurance.......................................  9
     Section 2.14.  Labor Relations................................................  9
     Section 2.15.  Assumptions or Guaranties of
                    Indebtedness of Other Persons.................................. 10
     Section 2.16.  Disclosure..................................................... 10

Section 3.  CONDITIONS OF CLOSING.................................................. 10
     Section 3.1.   Proceedings Satisfactory....................................... 10
     Section 3.2.   Representations True; Officer's Certificate.................... 11
     Section 3.3.   Purchase Permitted by Applicable Laws.......................... 11
     Section 3.4.   Securities..................................................... 11
     Section 3.5.   Registration Rights Agreement.................................. 11
     Section 3.6.   Fairness Opinion............................................... 11
     Section 3.7.   Third-Party Consents........................................... 12
     Section 3.8.   Amended Letter Agreement....................................... 12

Section 4.  PREPAYMENT OF THE NOTES................................................ 12
     Section 4.1.   Mandatory Prepayment........................................... 12
     Section 4.2.   Surrender of Notes; Notation Thereon........................... 12
     Section 4.3.   Purchase of Notes.............................................. 12

Section 5.  COVENANTS.............................................................. 12
     Section 5.1.   Payment of Notes............................................... 12
     Section 5.2.   Observance of Statutes, Regulations and Orders................. 12
     Section 5.3.   Corporate Existence............................................ 13
     Section 5.4.   Taxes.......................................................... 13
     Section 5.5.   Maintenance of Properties...................................... 13
     Section 5.6.   Books and Records.............................................. 13
     Section 5.7.   Maintenance of Insurance....................................... 13
     Section 5.8.   Change of Control.............................................. 13
     Section 5.9.   Limitations on Transactions with Affiliates.................... 14
     Section 5.10.  Investment Company Act......................................... 14
     Section 5.11.  Compliance with ERISA.......................................... 14
     Section 5.12.  Access to Information.......................................... 14
     Section 5.13.  Compliance with Amended Letter Agreement....................... 15

Section 6.  SEC REPORTS...........................................................  15

Section 7.  DEFINITIONS...........................................................  15
     Section 7.1.   Definitions...................................................  15
     Section 7.2.   Accounting Terms..............................................  21

Section 8.  EVENTS OF DEFAULT; REMEDIES...........................................  22
     Section 8.1.   Events of Default Defined; Acceleration of Maturity...........  22
     Section 8.2.   Annulment of Defaults.........................................  23
     Section 8.3.   Suits for Enforcement.........................................  23
     Section 8.4.   Remedies Cumulative...........................................  24
     Section 8.5.   Remedies Not Waived...........................................  24

Section 9.  REGISTRATION, TRANSFER AND EXCHANGE OF SECURITIES; LOST SECURITIES....  24

Section 10. HOME OFFICE PAYMENT...................................................  25

Section 11. TAXES.................................................................  26

Section 12. MISCELLANEOUS.........................................................  26
     Section 12.1.  Indemnification...............................................  26
     Section 12.2.  Expenses......................................................  26
     Section 12.3.  Amendments, Waiver and Consents...............................  26
     Section 12.4.  Reliance on and Survival of Representations...................  27
     Section 12.5.  Successors and Assigns........................................  27
     Section 12.6.  Notices.......................................................  27
     Section 12.7.  Counterparts..................................................  28
     Section 12.8.  Governing Law.................................................  28
     Section 12.9.  Waiver of Jury Trial..........................................  28

Schedules

     SCHEDULE I     -    Purchasers
     SCHEDULE 2.13  -    Insurance


Exhibits

     EXHIBIT A      -    Form of Note
     EXHIBIT B      -    Form of Warrant
     EXHIBIT C      -    Form of Registration Rights Agreement

                             THE RIGHT START, INC.

                         SECURITIES PURCHASE AGREEMENT


                                                      Dated as of April 13, 1998


To each of the Purchasers
Listed on Schedule I hereto



Ladies and Gentlemen:

          The Right Start, Inc., a California corporation (the "Company"),
                                                                -------
hereby agrees with the Purchasers as follows:

          Section 1.  ISSUANCE OF SECURITIES.

          Section 1.1.  Authorization.
                        -------------

          The Company has duly authorized (a) an issue of its Senior Subordinated Notes due May 6, 2000 (the "Notes") in the aggregate principal
                                         -----
amount of $3,850,000 and (b) an issue of warrants (the "Warrants") to purchase
                                                        --------
an aggregate of 3,850,000 Stock Units, initially covering 3,850,000 shares of the Company's common stock and exercisable at $1.00 per Stock Unit (as defined in the Warrants). Each Note shall be in the form of Exhibit A and shall mature
                                                     ---------
and be payable and shall be otherwise as provided herein and therein. Each Warrant shall be in the form of Exhibit B and shall be exercisable, transferable
                                ---------
and subject to adjustment and shall be otherwise as provided herein and therein.

          As used herein, the term "Notes" and "Warrants" shall include all
                                    -----       --------
notes or warrants, as the case may be, originally issued pursuant to this Securities Purchase Agreement (the "Agreement") and all notes or warrants
                                    ---------
delivered in substitution or exchange for any of such notes or warrants and, where applicable, shall include the singular number as well as the plural. The term "Note" shall mean one of the Notes and the term "Warrant" shall mean one of
      ----                                            -------
the Warrants. The Notes and Warrants issued to the Purchasers pursuant to this Agreement, and the certificates and other instruments from time to time evidencing the same, are herein sometimes collectively called the "Securities."
                                                                   ----------

          Section 1.2.  Purchase and Sale of Securities; the Closing.  The
                        --------------------------------------------
Company shall sell to the Purchasers and, subject to the terms and conditions hereof, the Purchasers shall purchase from the Company (a) Notes in an aggregate principal amount of $3,850,000 and (b) Warrants to purchase an aggregate of 3,850,000 Stock Units, at a combined purchase price equal to 100% of the aggregate principal amount of the Notes.

          The closing (the "Closing") of such purchase of the Securities shall
                            -------
be held at 10:00 a.m., Los Angeles time, on     April 13, 1998 (the "Closing
                                                                     -------
Date"), at the office of Milbank, Tweed, Hadley & McCloy, Los Angeles, or at
----
such other time or place as the parties hereto may mutually agree; provided, however, that if the Closing Date shall not have occurred within ten (10) Business Days after the date hereof, the Purchasers' obligation to purchase and pay for the Notes hereunder shall be terminated and the Purchasers shall have no liability or further obligations hereunder.

          On the Closing Date, the Company shall deliver to each Purchaser one or more certificates representing the Notes and Warrants, registered in such Purchaser's name or in the name of such Purchaser's nominee in any denominations, all as such Purchaser may specify by notice delivered to the Company at least two days prior to the Closing Date (or, in the absence of such notice, one certificate representing the Notes and one certificate representing the Warrants, registered in such Purchaser's name), duly executed and dated the Closing Date, against each Purchaser's delivery to the Company of immediately available funds in the amount of the purchase price.

          Section 1.3.  Representations of the Purchasers.   Each Purchaser
                        ---------------------------------
represents and warrants to the Company that:

          (a) Such Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act and was not organized for the specific purpose of acquiring the Securities.

          (b) Such Purchaser has sufficient knowledge and experience so as to be able to evaluate the risks or merits of investment in the Company, and it is able financially to bear the risks thereof.

          (c) Such Purchaser is acquiring the Securities for such Purchaser's own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof in violation of the Securities Act.

          Section 2. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants to each of the Purchasers as of the date hereof and as of the Closing Date that:

          Section 2.1.  Organization and Authority of the Company.
                        -----------------------------------------

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease, to transact the business it transacts and proposes to transact. The Company has all requisite power and authority to execute and deliver this Agreement, the Securities, and any other documents or agreements contemplated hereby and thereby, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereunder and thereunder. The Company is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the character of the properties owned or held under lease by it or the nature of the business transacted by it requires such qualification except such jurisdictions, if any, in which the failure to be so qualified or in good standing will not have a Material Adverse Effect on the Company.

          (b) The execution, delivery and performance of this Agreement, the Securities, and any other documents or agreements to which the Company is a party contemplated hereby and thereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by the Board of Directors. Each of this Agreement, the Securities, and any other document or agreement to which the Company is a party contemplated hereby or thereby has been (or on the Closing Date will have been) duly authorized, executed and delivered by, and each is (or, when duly executed and delivered on the Closing Date, will be) the valid and binding obligation of, the Company, enforceable in accordance with its terms, except as may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by legal or equitable principles relating to or limiting creditors' rights generally.

          Section 2.2.  Business, Properties and Other Information Regarding the
                        --------------------------------------------------------
Company.
-------

          (a)  The Company has delivered to each of the Purchasers copies of the
(i) audited report of the Company's independent accountants for the transition period ended February 1, 1997 containing balance sheets of the Company as of the last day of the eight month period ended February 1, 1997 and the fiscal year ended June 1, 1996, and the related statements of operations, stockholders' equity and cash flows of the Company for the eight month period ended February 1, 1997 and the fiscal year ended June 1, 1996 and (ii) the unaudited balance sheets and the related statements of operations, stockholders' equity and cash flows of the Company for the periods ended November 1, 1997, August 2, 1997 and May 3, 1997 (such financial statements being referred to collectively herein as the "Financial Statements").
                                                         --------------------
The Financial Statements fairly present the financial position of the Company as of the respective dates of such balance sheets and the results of the Company's operations for the respective periods covered by such statements of operations, stockholders' equity and cash flows. The Financial Statements are true, accurate and complete in all material respects and have been prepared in accordance with GAAP consistently applied throughout the periods involved. There are no material liabilities, contingent or otherwise, of the Company as of the date hereof and as of the Closing Date required to be reflected in a balance sheet prepared in accordance with GAAP which are not reflected in such balance sheets. Since February 1, 1997, the Company has continued to experience operating losses. However, there have been no changes in the assets, liabilities or financial position of the Company from that set forth in such balance sheet as of such date, other than such continued operating losses and changes in the ordinary course of business or are otherwise disclosed in the reports filed by the Company pursuant to the Exchange Act.

          (b) As of their respective dates, neither the Financial Statements nor any certificate executed by the Company in connection with the transactions contemplated hereby and thereby, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Since November 1, 1997, there has been no change in the business, prospects, properties, condition (financial or otherwise) or operations which has had a Material Adverse Effect on the Company. To the best of the Company's knowledge, no fact has had a Material Adverse Affect or, so far as the Company can reasonably foresee, will have a Material Adverse Effect on the Company, or materially adversely affect the ability of the Company to perform its respective obligations under this Agreement, the Securities, or any other documents or agreements contemplated hereby and thereby.

          Section 2.3.  Capital Stock.
                        -------------

          (a) The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, no par value per share (the "Common Stock").
                                                                ------------
On the date hereof and on the Closing Date, 10,103,639 shares of Common Stock are and will be issued and outstanding, all of which shares have been duly and validly issued and are fully paid and nonassessable. On the date hereof and on the Closing Date, no shares of Preferred Stock have or will have been issued.

          (b) The Company does not have outstanding any capital stock or other securities convertible into or exchangeable for any of its capital stock or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements (contingent or otherwise) providing for the issuance of, or any calls, commitments or claims of any character relating to, any of its capital stock or any securities convertible into or exchangeable for any of its capital stock, other than (i) stock options issued under the Company's stock option plans, (ii) the Convertible Debenture dated October 11, 1996, as amended on May 30, 1997, issued to Strategic Associates, L.P. and Cahill, Warnock Strategic Partners, L.P., (iii) Warrants dated May 6, 1997 to purchase an aggregate of 475,000 shares of Common Stock issued to ARBCO Associates, L.P., Cahill Warnock Strategic Partners Fund, L.P., Fred Kayne, A.E. Hall & Company Money Purchase Plan, Kayne Anderson Non-Traditional Investments, L.P., Kayne Anderson Offshore Limited, Offense Group Associates, L.P., Opportunity Associates, L.P., Michael Targoff, The Travelers Indemnity Company and Strategic Associates, L.P. and (iv) the rights pursuant to the Letter Agreement dated April 6, 1998 (the "Letter
                                                                      ------
Agreement") and the Amendment to Letter Agreement dated April 13, 1998 (the
---------
"Amendment", and together with the Letter Agreement, the "Amended Letter Agreement") of the Existing Securityholders (as defined in the Amended Letter Agreement) to exchange their Existing Securities (as defined in the Amended Letter Agreement) for the Preferred Stock (as defined in the Amended Letter Agreement) to be authorized and issued as set forth therein.

          (c) The Company does not have any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its capital stock or obligation evidencing the right of the holder thereof to purchase any of its capital stock, other than the Company's obligation to repurchase stock owned by an employee under The Right Start, Inc. Employee Stock Purchase Plan after such employee elects to withdraw from such plan. There is not in effect any agreement by the Company (other than the Warrants) pursuant to which any holders of securities of the Company have a right to cause the Company to register such securities under the Securities Act, other than (i) the shelf registration on file with the Commission for Kayne Anderson to register shares of common stock owned by Kayne Anderson, (ii) the Registration Rights Agreements dated October 11, 1996, as amended on May 30, 1997, between the Company and Strategic Associates, L.P. and Cahill, Warnock Strategic Partners, L.P., (iii) the Registration Rights Agreement dated May 6, 1997 among the parties listed in
Section 2.3(b)(iii) above and (iv) the registration rights to be granted pursuant to the Amended Letter Agreement.

          Section 2.4.  Litigation; Observance of Statutes, Regulations and
                        ---------------------------------------------------
Orders.
------

          (a) There are no actions, suits or proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its properties in any court or before any arbitrator of any kind or before or by any Governmental Body except actions, suits or proceedings arising in the ordinary course of business which individually or in the aggregate, if adversely determined, would not have a Material Adverse Effect on the Company or materially adversely affect its ability to perform its obligations under this Agreement, the Securities, and any other document or agreement contemplated hereby or thereby.

          (b) The Company is not in default under any order of any court, arbitrator or Governmental Body, or is subject to or a party to any Order of any court or Governmental Body arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters. The Company is not in violation of any statute or other rule or regulation of any Governmental Body the violation of which would have a Material Adverse Effect on the Company or materially adversely affect its ability to perform its obligations under this Agreement, the Securities, and any other document or agreement contemplated hereby or thereby.

          Section 2.5.  Title to Property.
                        -----------------

          (a) The Company has good and marketable title to its real properties and good and merchantable title to each of its other properties as are reflected on the Financial Statements, except for personal property sold or otherwise disposed of in the ordinary course of business. All properties of the Company are free and clear of all Liens, other than Permitted Liens.

          (b) The Company enjoys full and undisturbed possession under all leases necessary in any material respect for the operation of its business (the "Leases"). None of the Company's Leases contain any unusual or burdensome
 ------
provisions which, individually or in the aggregate, are likely to materially impair the operation of the business of the Company. The Company's Leases are valid and subsisting and are in full force and effect, and there are no existing material defaults by the Company or events that with notice or lapse of time or both would constitute material defaults by the Company under any of the Leases.

          Section 2.6.  Taxes.  The Company has filed all tax returns which are
                        -----
required to have been filed in any jurisdiction, and has paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by the Company to the extent the same have become due and payable and before they have become delinquent, except for any taxes and assessments the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company has set aside on its books reserves (segregated to the extent required by GAAP) deemed by it to be adequate. The Company knows of no proposed material tax assessment against the Company and in the opinion of the Company all tax liabilities are adequately provided for on the books of the Company.

          Section 2.7.  Compliance with Laws and Other Instruments of the
                        -------------------------------------------------
Company.  The consummation of the transactions contemplated by this Agreement
-------
and the execution, delivery and performance of the terms and provisions of this Agreement, the Securities, or any other document or agreement contemplated hereby or thereby will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company under, any material indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-laws or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any Order of any court, arbitrator or Governmental Body applicable to the Company, or (iii) violate any provision of any statute or other rule or regulation of any Governmental Body applicable to the Company.

          Section 2.8.  Governmental Authorizations.  No consent, approval or
                        ---------------------------
authorization of, or registration, filing or declaration with, any Governmental Body is required for the issuance of the Securities or the valid execution and delivery of the Securities or for the performance by the Company of this Agreement, the Securities, and any other documents or agreements contemplated hereby and thereby.

          Section 2.9.  Licenses and Permits.  The Company possesses all
                        --------------------
licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names, or rights thereto, required to conduct its business substantially as now conducted and as currently proposed to be conducted, without known conflict with the rights of others.

          Section 2.10.  Compliance with ERISA.
                         ---------------------

          (a) Neither the Company nor any Related Person (as defined below) has breached the fiduciary rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or engaged in any transaction in connection with
                   -----
which the Company or any Related Person could be subjected to a suit for damages, a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), in any such case which would be materially adverse to the Company.
      ----
For purposes of this Section 2.10, a "Related Person" shall mean any trade or business, whether or not incorporated, which, together with the Company, would be treated as a single employer under Section 414 of the Code.

          (b) Neither any employee pension benefit plan (as defined in Section 3(2) of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Related Person or with respect to which the Company or any Related Person is or has been obligated to contribute (a "Plan") nor any trust created under any Plan has been
                  ----
terminated within the meaning of Title IV of ERISA since September 2, 1974 under circumstances that could result in liability which could be materially adverse to the Company. Other than premiums due and owing in the normal course, no liability to the Pension Benefit Guaranty Corporation (the "PBGC") has been
                                                            ----
incurred and remains unsatisfied or is expected by the Company to be incurred with respect to any Plan by the Company or any Related Person which is or would be materially adverse to the Company. There has been no reportable event (within the meaning of Section 4043(b) of ERISA) or any other event or condition with respect to any Plan which presents a risk of termination of any such Plan by the PBGC under circumstances which in any case could result in liability which would be materially adverse to the Company.

          (c) Neither the Company nor any Related Person has within the past six years contributed, or had any obligation to contribute, to a single employer plan that has at least two contributing sponsors not under common control or has ceased operations at a facility under circumstances which could result in liability under Section 4068(f) of ERISA.

          (d) There is no multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Company or any Related Person is or has ever been obligated to contribute under Title IV of ERISA.

          (e) No accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan. Full payment has been made within the time required under Section 412 of the Code of all amounts that the Company or any of its Related Persons is required under the terms of each Plan and applicable law to have paid as contributions to such Plan as of the date hereof. Each Plan satisfies the minimum funding standard of Section 412 of the Code.

          (f) The present value of the benefit liabilities (within the meaning of Title IV of ERISA) under all Plans determined as of May 31, 1996 and on the basis of PBGC assumptions required under Title IV of ERISA did not exceed the current value of the assets of all such Plans determined as of such date.

          (g) Neither the Company nor any Related Person has engaged in any transaction that could result in the incurrence of any liabilities under
Section 4069 or Section 4212 of ERISA.

          (h) The Company is not a party in interest with respect to any employee benefit plan, except for The Right Start, Inc. Employee Stock Ownership Plan and securities of the Company are not employer securities with respect to any employee benefit plan other than the above listed plan. For such purpose, the term "employee benefit plan" shall have the meaning assigned to such term in
Section 3 of ERISA and the term "employer security" shall have the meaning assigned to such term in Section 407(d)(1) of ERISA. The execution and delivery of this Agreement, the Securities and any other agreements or instruments executed in connection herewith and therewith will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code.

          Section 2.11.  Investment Company Act.  The Company is not an
                         ----------------------
investment company or a person directly or indirectly controlled by or acting on behalf of an investment company within the meaning of the Investment Company Act of 1940, as amended.

          Section 2.12.  Environmental Compliance.  The Company has obtained and
                         ------------------------
is in compliance with all permits, licenses, and other authorizations that are required under all Environmental Laws (as hereinafter defined), including laws relating to emissions, discharges, releases or threatened releases of contaminants into the environment (including, without limitation, ambient air, surface water, ground water or land) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of contaminants, except to the extent that failure to have any such permit, license or other authorization does not have a material adverse effect on the business, condition (financial or other), assets, properties, operations or prospects of the Company.

          Section 2.13.  Maintenance of Insurance.  The Company carries
                         ------------------------
insurance covering its properties and business adequate and customary for the type and scope of the properties and business. The Company's present insurance coverage is as set forth in Schedule 2.13 hereto.
                            -------------

          Section 2.14.  Labor Relations.  To the best knowledge of the Company,
                         ---------------
no material unfair labor practice complaint or sex, age, race or other discrimination claim has been brought during the last five years against the Company before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental Body. During that period, the Company has complied in all material respects with all applicable laws relating to the employment of labor, including, without limitation, those relating to immigration, wages, hours and collective bargaining.

          Section 2.15.  Assumptions or Guaranties of Indebtedness of Other
                         --------------------------------------------------
Persons.  The Company has not assumed, guaranteed, endorsed or otherwise become
-------
directly or contingently liable (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) on any Indebtedness of any other Person.

          Section 2.16.  Disclosure.  The Company has provided to Purchaser
                         ----------
copies of its Annual Report on Form 10-K for the transition period ended February 1, 1997, and its quarterly reports on Form 10-Q for the periods ended November 1, 1997, August 2, 1997 and May 3, 1997, which include the Financial Statements (the "Exchange Act Documents"). Such documents are true, accurate
                 ----------------------
and complete in all material respects. Neither this Agreement, the Financial Statements, the Exchange Act Documents nor any other agreement, document, certificate or written statement furnished to Purchaser by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact within the knowledge of the Company or any of its executive officers which has not been disclosed herein or in the Exchange Act Documents or in writing by them to Purchaser and which materially adversely affects, or in the future in their opinion may, insofar as they can now reasonably foresee, materially adversely affect, the business, properties, assets, operations, prospects or condition, financial or otherwise, of the Company.

          Section 3. CONDITIONS OF CLOSING. Each Purchaser's obligation to purchase and pay for the Securities to be purchased by such Purchaser on the Closing Date shall be subject to the satisfaction on or before the Closing Date of the conditions hereinafter set forth.

          Section 3.1.  Proceedings Satisfactory.  All proceedings taken on or
                        ------------------------
prior to the Closing Date in connection with the issuance of the Securities and the consummation of the transactions contemplated hereby and all documents and papers relating thereto shall be reasonably satisfactory in form and substance to the Purchasers and their special counsel, and they shall have received copies of such documents, papers, and certificates of officers of the Company, all in form and substance reasonably satisfactory to the Purchasers and their special counsel, as they may reasonably request in connection therewith.

          Section 3.2.  Representations True; Officer's Certificate.  All
                        --------------------------------------------
representations and warranties of the Company contained in Section 2 shall be
                                                           ---------
true, in each case on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; the Company shall have performed all agreements on its part required to be performed under this Agreement on or prior to the Closing Date; no Default or Event of Default shall have occurred and be continuing; the Company shall not have consolidated with, merged into, or sold, leased or otherwise disposed of its properties as an entirety or substantially as an entirety to any person; all conditions specified in Section 3 shall have been satisfied; and the Purchasers
                        ---------
shall have received a certificate signed by the Chairman of the Board of Directors, the President or the principal financial officer of the Company, dated the Closing Date, certifying to the effect specified in this Section.

          Section 3.3.  Purchase Permitted by Applicable Laws.  The sale by the
                        -------------------------------------
Company and the payment for the Securities to be purchased by the Purchasers (i) shall not be prohibited by any applicable law or governmental regulation, release, interpretation or opinion, (ii) shall not subject any Purchaser to any penalty under or pursuant to any applicable law or governmental regulation, and
(iii) shall be permitted by the laws and regulations of the jurisdictions to which any Purchaser is subject.

          Section 3.4.  Securities.  The Securities shall have been duly
                        ----------
executed and delivered by the parties thereto in the respective forms attached as Exhibits hereto, with only such changes or additions as the Purchasers or their special counsel shall, in their sole judgment, require and all governmental charges payable in connection therewith shall have been paid (or payment shall have been provided for) in full, and shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived without each Purchaser's prior written consent.

          Section 3.5.  Registration Rights Agreement.  The Company and the
                        -----------------------------
Purchasers shall have entered into the Registration Rights Agreement substantially in the form set forth as Exhibit C hereto.
                                       ---------

          Section 3.6.  Fairness Opinion. The Company shall have received the
                        ----------------
opinion of Cruttendon & Roth that the purchase of the Securities and the other transactions contemplated by the Amended Letter Agreement are fair to the Company and its shareholders from a financial point of view.

          Section 3.7.  Third-Party Consents.  The Company shall have received
                        --------------------
all third party and governmental consents and waivers (including, but not limited to, the consent of any holder of Senior Debt (as defined in the Notes)) necessary to permit consummation of the transactions contemplated hereunder.

          Section 3.8.  Amended Letter Agreement.  Each of the Existing
                        ------------------------
Securityholders (as defined in the Amended Letter Agreement) shall have executed and delivered to the Company the Amended Letter Agreement.

          Section 4.  PREPAYMENT OF THE NOTES.

          Section 4.1.  Mandatory Prepayment.  The Notes shall be subject to
                        --------------------
mandatory prepayment by the Company only as set forth in Section 5.8 below.
                                                         -----------

          Section 4.2.  Surrender of Notes; Notation Thereon.  Upon any
                        ------------------------------------
prepayment of a portion of the principal amount of any Note pursuant to Section
                                                                        -------
4.1 above, the Holder of such Note at its option may require the Company to make
---
and deliver, at the expense of the Company (other than for transfer taxes, if any), upon surrender of such Note, a new Note payable to such person or persons as may be designated by such Holder in the principal amount then remaining unpaid of the surrendered Note, dated as of the date of the surrendered Note, or may present such Note to the Company for notation thereon of the payment of the portion of the principal amount of such Note so prepaid.

          Section 4.3.  Purchase of Notes.  The Company shall not, and shall not
                        -----------------
permit any Affiliate of the Company to, acquire directly or indirectly by purchase or prepayment or otherwise any of the outstanding Notes except by way of payment or prepayment in accordance with the provisions of the Notes and of this Agreement. Any Notes so acquired shall not be deemed to be outstanding.

          Section 5. COVENANTS. The Company covenants and agrees that on and after the date hereof, so long as any Note shall be outstanding, that it will perform and observe the following covenants and provisions and will cause each Subsidiary to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

          Section 5.1.  Payment of Notes  The Company shall pay the principal of
                        ----------------
the Notes on the date and in the manner provided in the Notes and this Agreement.

          Section 5.2.  Observance of Statutes, Regulations and Orders.  The
                        ----------------------------------------------
Company shall remain at all times in compliance with all statutes or other rules or regulations of any Governmental Body, including any Environmental Law, the violation of which might have a Material Adverse Effect on the Company or materially adversely affect the ability of the Company to perform its obligations under this Agreement and the Securities.

          Section 5.3.  Corporate Existence.  The Company shall do or cause to
                        -------------------
be done all things necessary to preserve and keep in full force and effect, and shall cause each Subsidiary to preserve and keep in full force and effect, its corporate existence in accordance with the rights (charter and statutory), licenses and franchises of the Company; provided, however, that the Company
                                        --------  -------
shall not be required to preserve any such right, license or franchise if the Board of Directors shall determine in good faith in accordance with the Company's charter that the preservation thereof is no longer desirable in the conduct of the business of the Company, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

          Section 5.4.  Taxes.  The Company shall pay, and shall cause each
                        -----
Subsidiary to pay, prior to delinquency, all material taxes, assessments and governmental levies that may be imposed upon the Company, except as contested in good faith and by appropriate proceedings.

          Section 5.5.  Maintenance of Properties.  The Company shall, and shall
                        -------------------------
cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times consistent with past practices of the Company.

          Section 5.6.  Books and Records.  The Company shall keep books and
                        -----------------
records which accurately reflect all of its material business affairs and transactions.

          Section 5.7.  Maintenance of Insurance.  The Company shall maintain,
                        ------------------------
and cause each Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company operates.

          Section 5.8.  Change of Control.  If at any time there is a Change of
                        -----------------
Control of the Company then the Company shall, immediately following the occurrence of any such event, send a notice to each Holder offering to repurchase the Notes (or at each Holder's option, any portion thereof) at the par amount thereof. If any Holder desires to accept such offer in whole or in part, such Holder must advise the Company of such acceptance within 30 days of the date of receiving such notice. The Company shall then repurchase the Notes or portion thereof so tendered for repurchase by such Holder by paying the purchase price to the Holder (or any person or persons designated by such Holder in such acceptance notice), in immediately available funds, within five days of the Company's receipt of such Holder's acceptance notice. If Holder tenders only a portion of such Holder's Note, the Holder shall deliver such Note to the Company and the Company then shall issue to the Holder a new subordinated note with the same maturity date and other terms as Holder's Note, representing the portion of the Note not repurchased by the Company.

          Section 5.9.  Limitations on Transactions with Affiliates.  Except as
                        -------------------------------------------
contemplated by the Amended Letter Agreement, the Company shall not make, and shall cause its Subsidiaries not to make, any payment to or investment in, or enter into any transaction with, any Affiliate, including without limitation the purchase, sale or exchange of property or the rendering of any service, except pursuant to the reasonable requirements of the Company's existing or proposed business; provided that such transaction is on terms comparable to those
          --------
generally available on an arm's-length basis.

          Section 5.10.  Investment Company Act.  The Company shall not become
                         ----------------------
an investment company subject to registration under the Investment Company Act of 1940, as amended.

          Section 5.11.  Compliance with ERISA.  The Company shall comply, and
                         ---------------------
cause each Subsidiary to comply, with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any Plan. The Company shall not permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in Section 4068 of ERISA to attach to the assets of the Company.

          Section 5.12.  Access to Information.  At the request of any Purchaser
                         ---------------------
(a "Requesting Purchaser"), the Company shall provide such Requesting Purchaser
    --------------------
with the monthly unaudited balance sheet of the Company as of the last day of the month then ended and the related unaudited statements of operations, stockholders' equity and cash flows of the Company for the month then ended. A Requesting Purchaser under this Section 5.12 hereby acknowledges that it is
                                ------------
aware of the restrictions imposed by federal and state securities laws on a person possessing material nonpublic information about a company. In this regard, a Requesting Purchaser hereby agrees that while it is in possession of material nonpublic information with respect to the Company and its subsidiaries, such Requesting Purchaser will not purchase or sell any securities of the Company, or communicate such information to any third party, in violation of any such laws. Such Requesting Purchaser also agrees that, if requested by the Company, such Requesting Purchaser will cause any of its representatives, consultants or advisors who have been or may become apprised of any material nonpublic information about the Company to give a written undertaking to the same effect to the Company.

          Section 5.13.  Compliance with Amended Letter Agreement.  The Company
                         ----------------------------------------
shall comply with and perform each of its obligations under the Amended Letter Agreement.

          Section 6. SEC REPORTS. The Company shall file all reports and other information and documents which it is required to file with the Securities and Exchange Commission ("SEC") pursuant to Section 13 or 15(d) of the Exchange Act.
                      ---
The Company will cause any quarterly and annual reports, proxy statements and any other documents which it mails to its stockholders to be mailed to each Holder.

          If the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will prepare, for the first three quarters of each fiscal year, quarterly financial statements substantially equivalent to the financial statements required to be included in a report on Form 10-Q under the Exchange Act. The Company will also prepare, on an annual basis, complete audited consolidated financial statements, including, but not limited to, a balance sheet, a statement of income and retained earnings, a statement of changes in financial position and all appropriate notes. All such financial statements will be prepared in accordance with generally accepted accounting principles consistently applied, except for changes with which the Company's independent accountants concur, and except that quarterly statements may be subject to year-end adjustments. The Company will cause a copy of such financial statements to be mailed to each Holder of a Note as soon as available within forty-five (45) days after the close of each of the first three quarters of each fiscal year and within ninety (90) days after the close of each fiscal year.

          Each Holder of a Note and prospective purchasers designated by such holder will have the right to obtain from the Company upon request by such holder or prospective purchasers, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, the information required by paragraph d(4)(i) of Rule 144A under the Securities Act.

          Section 7.  DEFINITIONS.

          Section 7.1.  Definitions.  Except as otherwise specified or as the
                        -----------
context may otherwise require, the following terms shall have the respective meanings set forth below whenever used in this Agreement:

          "Affiliate" means a Person (i) that directly or indirectly controls,
           ---------
or is controlled by, or is under common control with, the Company, (ii) that beneficially owns ten percent (10%) or more of the Voting Stock of the Company, or (iii) ten percent (10%) or more of the Voting Stock (or in the case of a Person which is not a corporation, ten percent (10%) or more of the equity interest) of which is owned by the Company. The term "control" means the
                                                       -------
possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, the holders of the Securities shall be deemed not to be Affiliates of the Company for purposes of this Agreement.

          "Agreement" has the meaning ascribed thereto in Section 1.1.
           ---------                                      -----------

          "Board of Directors" means either the board of directors of the
           ------------------
Company or any duly authorized committee of that board.

          "Business Day" means any day other than a Saturday, Sunday or a day on
           ------------
which banks in the State of California are required or permitted to close.

          "Capital Lease" means any lease of property which, in accordance with
           -------------
GAAP, should be capitalized on the lessee's balance sheet or for which the amount of the asset and liability thereunder as if so capitalized should be disclosed in a note to such balance sheet; and "Capital Lease Obligation" means
                                                ------------------------
the amount of the liability with respect to a Capital Lease which should be so capitalized or disclosed.

          "Change of Control" means an event or series of events by which (1)
           -----------------
Kayne Anderson ceases to beneficially own (as beneficial ownership is defined in Rule 13d-3 of the Exchange Act) and control, directly or indirectly, at least twenty-five percent (25%) of the issued and outstanding shares of each class of capital stock of the Company entitled (without regard to the occurrence of any contingency) to vote for the election of a majority of the members of the board of directors of the Company; (2) any person or group (as defined in Rule 13d-1 of the Exchange Act), other than a group which includes Kayne Anderson, who obtains beneficial ownership (as defined in Rule 13d-3 of the Exchange Act) or control of a majority of the securities of the

Company ordinarily having the right to vote in the election of directors; (3) during any two year period commencing on the Closing Date, individuals who at the beginning of such period constituted the Board of Directors cease for any reason to constitute a majority of the Board of Directors; (4) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company; (5) the merger or consolidation of the Company with another Person with the effect that immediately after such transaction any beneficial owner of the Company shall have become the beneficial owner of securities of the Person surviving such merger or consolidation representing a majority of the combined voting power of the outstanding securities of the surviving Person ordinarily having the right to vote in the election of directors; or (6) the adoption of a plan leading to the liquidation or dissolution of the Company.

          "Closing" has the meaning ascribed thereto in Section 1.2.
           -------                                      -----------

          "Closing Date" has the meaning ascribed thereto in Section 1.2.
           ------------                                      ------------

          "Code" has the meaning ascribed thereto in Section 2.10.
           ----                                      ------------

          "Commission" means the Securities and Exchange Commission and any
           ----------
other similar or successor agency of the federal government administering the Securities Act and the Exchange Act.

          "Common Stock" has the meaning ascribed thereto in Section 2.3.
           ------------                                      -----------

          "Company" means The Right Start, Inc., a California corporation.
           -------

          "Convertible Debenture" means the Cahill, Warnock Convertible
           ---------------------
Debentures issued by the Company on October 11, 1996, as amended on May 30, 1997.

          "Default" means any default or other event which, with notice or the
           -------
lapse of time or both, would constitute an Event of Default.

          "Environmental Law" or "Environmental Laws" mean any law or Order
           -----------------      ------------------
relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

          "ERISA" has the meaning ascribed thereto in Section 2.10.
           -----                                      ------------

          "ERISA Affiliate" means any corporation that is a member of the same
           ---------------
controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company or any corporation or trade or business that is under common control (within the meaning of Section 414(c) of the Code) with the Company.

          "Events of Default" has the meaning ascribed thereto in Section 8.1.
           -----------------                                      -----------

          "Exchange Act" means the Securities and Exchange Act of 1934, as
           ------------
amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any applicable time.

          "Exchange Act Documents" has the meaning ascribed thereto in Section
           ----------------------                                      -------
2.16.
----

          "Financial Statements" has the meaning ascribed thereto in Section
           --------------------                                      -------
2.2.
---
          "GAAP" means generally accepted accounting principles as in effect at
           ----
the time of application to the provisions hereof.

          "Governmental Body" means any federal, state, municipal or other
           -----------------
governmental department, commission, board, bureau, agency or instrumentality, foreign or domestic, or any financial or other rating agency.

          "Guarantee" means any guarantee or other contingent liability, direct
           ---------
or indirect, with respect to any Indebtedness of another person, through an agreement or otherwise, including, without limitation, (i) any endorsement (otherwise than for collection or deposit in the ordinary course of business) or discount with recourse or undertaking substantially equivalent to or having similar economic effect of a guarantee with respect to any such Indebtedness, and (ii) any agreement (A) to purchase, or to advance or supply funds for the payment or purchase of, any such Indebtedness of another, (B) to purchase, sell or lease property, products, materials or supplies, or transportation or services, primarily for the purpose of enabling such other person to pay such Indebtedness or to assure the owner thereof against loss regardless of the delivery or non-delivery of the property, products, materials or supplies or transportation or services, or (C) to make any loan, advance, capital contribution or other investment in such other person to assure a minimum equity, working capital or other balance sheet condition for any date, or to provide funds for the payment of any liability, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in such other person. The amount of any Guarantee shall be equal to the outstanding principal amount of the Indebtedness guaranteed, unless some lesser limitation is specifically stated in such Guarantee.

          "Holder" means each of the Purchasers and any other Person that
           ------
becomes a registered holder of any of the Notes (or any note or notes issued by the Company in exchange therefor in accordance with this Agreement) as registered on the books of the Company.

          "Indebtedness" means any obligation for borrowed money or for which
           ------------
interest is customarily paid, but in any event shall include without limitation
(i) any obligation owed for all or any part of the purchase price of property, services or other assets or for the cost of property or other assets constructed or of improvements thereto, other than accounts payable included in current liabilities and incurred in respect of property purchased or services rendered in the ordinary course of business, (ii) any obligations secured by any Lien in respect of property even though the person owning the property has not assumed or become liable for the payment of such obligation, (iii) any Capital Lease Obligation, (iv) any Guarantee with respect to Indebtedness (of the kind otherwise described in this definition) of another person, and (v) obligations in respect of letters of credit, surety bonds and completion bonds.

          "Kayne Anderson" means Kayne Anderson Investment Management, Inc.,
           --------------
KAIM Non-Traditional, L.P., Kayne Anderson Non-Traditional Investments, L.P., Kayne Anderson Offshore Limited, ARBCO Associates, L.P., Offense Group Associates, L.P., and Opportunity Associates, L.P. and each of their affiliates.

          "Leases" has the meaning ascribed thereto in Section 2.5.
           ------                                      -----------

          "Lien" means, as to any person, any mortgage, lien, pledge, charge,
           ----
security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to or of the person under any Indebtedness, conditional sale or other title retention agreement or Capital Lease with respect to, any property or asset of the person, or the signing or filing of a financing statement which names the person as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement.

          "Material Adverse Effect" means, with respect to any Person, a
           -----------------------
material adverse effect on the business, prospects, properties, condition (financial or otherwise) or operations of such Person.

          "Notes" has the meaning ascribed thereto in Section 1.1.
           -----                                      -----------

          "Order" means any order, writ, injunction, decree, judgment, award,
           -----
determination, direction or demand.

          "PBGC" means the Pension Benefit Guaranty Corporation.
           ----

          "Permitted Liens" means:
           ---------------

               (a) Liens for taxes, assessments, or governmental charges or claims the payment of which is not yet past due or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established;

               (b) statutory Liens of landlords, carriers, warehousemen, mechanics, or materialmen, and other Liens imposed by law and incurred in the ordinary course of business, that are for sums not yet delinquent for a period of more than thirty (30) days or are being contested in good faith, if reserves or other appropriate provisions, if any, as shall be required by GAAP, shall have been made therefor;

               (c) Liens incurred or deposits or pledges made in the ordinary course of business in connection with workers' compensation, unemployment insurance, and other types of social security laws;

               (d) any attachment or judgment Lien; provided that (i) the time
                                                    --------
     for the appeal or petition for rehearing of such judgment lien shall not have expired; (ii) the Company in good faith shall be prosecuting an appeal or proceeding for review with respect to which execution has been stayed pending such appeal or which is vacated or discharged within thirty (30) days of the termination of such stay; or (iii) with respect to which payment in full above any applicable deductible is covered by insurance (so long as no reservation of rights has been made by the insurer in connection with such coverage), and Liens incurred to secure any surety bonds, appeal bonds, supersedeas bonds, or other instruments serving a similar purpose in connection with the appeal of any such judgment or any proceeding to which the Company is a party;

               (e) minor survey exceptions, easements and licenses, reservations of, or rights of others for, rights-of-way, highway and railroad crossings, sewers, electric lines, telegraph and telephone lines, and other similar purposes, or zoning or other restrictions or similar charges with respect to the use of real properties not incurred in connection with Indebtedness of the Company or materially detracting from the value of such properties; and

               (f) any Lien on the Company's assets or properties to secure payment to a lender that is senior in right of payment to a Holder of the Notes.

          "Person" shall include an individual, a corporation, an association, a
           ------
partnership, a trust or estate, a government, foreign or domestic, and any agency or political subdivision thereof, or any other entity.

          "Purchasers" means the Purchasers listed on Schedule I hereto and
           ----------                                 ----------
their successors and assigns.

          "Securities" has the meaning ascribed thereto in Section 1.1.
           ----------                                      -----------

          "Securities Act" means the Securities Act of 1933, as amended, and any
           --------------
similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any applicable time.

          "Stock Unit" shall constitute one share of Common Stock, as such
           ----------
Common Stock was constituted on the Closing Date and thereafter shall constitute such number of shares (including any fractional shares) of Common Stock as shall result from the adjustments specified in Section 4 of the Warrants.

          "Subsidiary" means any corporation or other entity of which the
           ----------
Company and/or one or more of its Subsidiaries own more than 50% of the outstanding stock or other interest having by its terms ordinary voting power to elect a majority of the board of directors of such corporation, entity or otherwise control such corporation or entity, and, except as otherwise expressly indicated herein, references to Subsidiaries shall refer to Subsidiaries of the Company.

          "Voting Stock" means any equity security entitling the holder of such
           ------------
security to vote at meetings of shareholders except an equity security which entitles the holder of such security to vote only upon the occurrence of some contingency, unless that contingency shall have occurred and be continuing.

          "Warrants" has the meaning ascribed thereto in Section 1.1.
           --------                                      -----------

          Section 7.2.  Accounting Terms.  All accounting terms used herein
                        ----------------
which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP, all computations made pursuant to this Agreement shall be made in accordance with GAAP, and all balance sheets and other financial statements shall be prepared in accordance with GAAP, except in the case of unaudited financial statements which are subject to year-end audit adjustments and the absence of footnotes.

          Section 8.  EVENTS OF DEFAULT; REMEDIES.

          Section 8.1.  Events of Default Defined; Acceleration of Maturity.  If
                        ---------------------------------------------------
any of the following events ("Events of Default") shall occur and be continuing
                              -----------------
(for any reason whatsoever and whether it shall be voluntary or involuntary or by operation of law or otherwise):

               (a) The Company shall fail to pay any of the principal on the Notes when due and any such failure shall not be cured by full performance thereof within ten (10) days after written notice thereof shall have been given to the Company by any registered Holder; or

               (b) The Company shall default in the performance of any covenant contained in Article 5 and any such failure shall not be cured by full performance thereof within ten (10) days after written notice thereof shall have been given to the Company by any Holder; or

               (c) Any representation or warranty made by the Company in this Agreement or by the Company (or any officers of the Company) in any certificate, instrument or written statement contemplated by or made or delivered pursuant to or in connection with this Agreement, shall prove to have been incorrect when made in any material respect; or

               (d) The Company shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, or a Note on its part to be performed or observed and any such failure shall not be cured by full performance thereof within ten (20) days after written notice thereof shall have been given to the Company by any Holder; or

               (e) The Company shall (i) admit in writing its inability to pay its debts generally as they become due; (ii) commence a voluntary case under Title 11 of the United States Code as from time to time in effect, or authorize, by appropriate proceedings of its Board of Directors or other governing body, the commencement of such a voluntary case; (iii) file an answer or other pleading omitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under such Title 11, or seek, consent to or acquiesce in the relief therein provided, or fail to controvert timely the material allegations of any such petition; (iv) suffer the entry of an order for relief in any involuntary case commenced under said Title 11; (v) seek relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief; (vi) suffer the entry of an order by a court of competent jurisdiction (A) finding it to be bankrupt or insolvent, (B) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, (C) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property, or (D) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint or consent to the appointment of a receiver or other custodian of all or a substantial part of its property; or

               (f) Any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against the property of the Company in an aggregate amount which exceeds $2,500,000 and such judgment, writ, or similar process shall not be released, vacated or fully bonded or stayed pending appeal within sixty (60) days after its issue or levy.

Upon the occurrence of any Event of Default, and in any such event, Purchaser or any other Holder of any Note may, by notice to the Company, declare the entire unpaid principal amount of such Note and all other amounts payable to such holder under such Note or this Agreement to be forthwith due and payable, whereupon such Note and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company with respect to itself and its Subsidiaries.

          Section 8.2.   Annulment of Defaults.  If at any time after the
                         ---------------------
principal of any Note shall have become due and payable, and before any judgment or decree for the payment of the moneys so due shall have been entered, all other sums payable to the Holder of such Note under this Agreement (except the principal amount which by such declaration shall have become payable) shall have been duly paid, and every other default and Event of Default shall have been made good or cured, then and in every such case the Holder of such Note, by written instrument filed with the Company, may rescind and annul such declaration and its consequences; but no such rescission or annulment shall extend to or affect any other or subsequent default or Event of

Default or impair any right of the Holders of any other Note consequent thereon.

          Section 8.3.  Suits for Enforcement.  If any Event of Default shall
                        ---------------------
have occurred and be continuing, any Holder may proceed to protect and enforce its rights, either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement, or such Holder may proceed to enforce the payment of all sums due upon such Note or to enforce any other legal or equitable right of such Holder.

          The Company covenants that, if it shall default in the making of any payment due under any Note or in the performance or observance of any agreement contained in this Agreement, it shall pay to any Holder such further amounts, to the extent lawful, as shall be sufficient to pay the costs and expenses of collection or of otherwise enforcing such Holder's rights, including reasonable counsel fees and costs and expenses incurred in connection with any restructuring, refinancing, workout, bankruptcy or other similar transaction or proceeding. The obligations set forth in this paragraph shall survive the payment in full of the Notes.

          Section 8.4.  Remedies Cumulative.  No remedy herein conferred upon
                        -------------------
any Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

          Section 8.5.  Remedies Not Waived.  No course of dealing between the
                        -------------------
Company and the Holders and no delay or failure in exercising any rights hereunder or under any Note in respect thereof shall operate as a waiver of any rights of any Holder.

          Section 9. REGISTRATION, TRANSFER AND EXCHANGE OF SECURITIES; LOST SECURITIES. The Company shall keep at its principal executive office a register in which, subject to such reasonable regulations as it may prescribe, but at its expense (other than transfer taxes, if any), it shall provide for the registration and transfer of the Securities.

          The Securities may not be sold, transferred, pledged or hypothecated unless the proposed transaction does not require registration or qualification under federal or state securities laws or unless the proposed transaction is registered or qualified as required.

          The holder of any of the Securities may, at such holder's option, surrender the same for transfer or exchange either at the principal executive office of the Company or at the place of payment named in the Notes, accompanied in the case of a transfer or assignment by a written instrument of transfer or assignment in form satisfactory to the Company duly executed by the registered holder thereof or by such holder's attorney duly authorized in writing. In case any holder shall so request the transfer, assignment or exchange of any Security, the Company at its expense shall execute and deliver in exchange therefor one or more new Securities, as may be requested by such holder, in the same denomination or denominations as the Securities or Securities so surrendered.

          The Company and any agent of the Company may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of the principal on any Note and for all other purposes whatsoever.

          Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of any Security, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, upon surrender and cancellation of such Security or receipt of such indemnity, the Company shall make and deliver in lieu of such Security a new Security in the same denomination and, in the case of a Note, dated as of the date of surrender and cancellation of such Note or receipt of such indemnity.

          Notwithstanding the foregoing provisions of this Section, if any Security of which any Purchaser or any other institutional Holder is the owner is lost, stolen or destroyed, then the affidavit of such Purchaser or such Holder's Treasurer or Assistant Treasurer (or other responsible official), setting forth the name of the owner of such Security and the circumstances with respect to such loss, theft or destruction, shall be accepted as satisfactory evidence thereof, and no indemnity shall be required as a condition to the execution and delivery by the Company of a new Security in lieu of such Security (or as a condition to the payment thereof, if due and payable) other than a Purchaser's or such Holder's written agreement to indemnify the Company.

          Section 10. HOME OFFICE PAYMENT. Notwithstanding anything to the contrary in this Agreement or the Notes, so long as any Purchaser or any nominee designated by such Purchaser shall be a Holder of any Notes, the Company shall punctually pay all amounts which become due and payable on such Note to such Purchaser at such Purchaser's address set forth on its signature page hereto, and in the manner set forth in the Notes, or at such other place and in such other manner as such Purchaser may designate by notice to the Company, without presentation or surrender of such Note. Each Purchaser agrees that prior to the sale, assignment, transfer or other disposition of any such Note, such Purchaser shall make notation thereon of the portion of the principal amount paid or prepaid, or surrender the same in exchange for a Note or Notes aggregating the same principal amount as the unpaid principal amount of the Note so surrendered. The Company agrees to enter into an agreement similar to that contained in this Section with any other institutional investor (or nominee thereof) who shall hold any of the Notes.

          Section 11. TAXES. The Company shall pay all taxes (including interest and penalties), other than taxes imposed on the income of the Holders, which may be payable in respect of the execution and delivery of this Agreement or of the execution and delivery of any of the Securities or of any amendment of, or waiver or consent under or with respect to, this Agreement or any of the Securities and shall save each Purchaser and all subsequent Holders of the Securities harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax. The obligations of the Company under this Section shall survive the payment of the Notes and the exercise of the Warrants.

          Section 12.  MISCELLANEOUS.

          Section 12.1.  Indemnification.  The Company hereby agrees to
                         ---------------
indemnify, exonerate and hold Purchaser and each of its partners and affiliates, and their stockholders, officers, directors, employees and agents free and harmless from and against any and all actions, causes of action, suits, litigation, losses, liabilities and damages, investigations or proceedings instituted by any governmental agency or any other Person, and expenses in connection therewith, including without limitation reasonable attorneys' fees and disbursements, incurred by the indemnitee or any of them as a result of, or arising out of, or relating to (a) any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale by the Company of any securities hereunder, or (b) the execution, delivery, performance or enforcement of this Agreement or any instrument contemplated hereby by any of the indemnitees, except in each such case to the extent any such indemnified liabilities arise on account of such indemnitee's gross negligence, willful misconduct or bad faith.

          Section 12.2.  Expenses.  The Company and Purchasers each agree to pay
                         --------
all their own costs and expenses in connection with the preparation, execution and delivery of this Agreement, the Securities and other instruments and documents to be delivered hereunder.

          Section 12.3.  Amendments, Waiver and Consents.  No amendment,
                         -------------------------------
modification or addition to this Agreement, and no waiver of or consent to noncompliance with any covenant or other provision of this Agreement, or the Securities shall be effective unless in writing and duly executed by the party against whom enforcement of such amendment, modification, addition, waiver or consent is sought. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          Section 12.4.  Reliance on and Survival of Representations.   All
                         -------------------------------------------
agreements, representations and warranties of the Company contained in this Agreement and in any certificates or other instruments delivered pursuant to this Agreement shall (i) be deemed to be material and to have been relied upon by the Purchasers, notwithstanding any investigation heretofore or hereafter made by any Purchaser or on such Purchaser's behalf, and (ii) survive the execution and delivery of this Agreement and the Notes, and shall continue in effect so long as any Security is outstanding. Notwithstanding the foregoing, the agreements set forth in Sections 8.3, 11 and 12.2 shall continue and survive
                            ------------  --     ----
regardless of whether any Securities are sold hereunder or remain outstanding.

          Section 12.5.  Successors and Assigns.  This Agreement shall bind and
                         ----------------------
inure to the benefit of and be enforceable by the Company, each of the Purchasers, and the Purchasers' respective successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by each Person who shall from time to time be a Holder of any of the Securities. The Company may not assign its rights under this Agreement.

          Section 12.6.  Notices.  All notices and other communications provided
                         -------
for in this Agreement shall be in writing and delivered, telecopied or mailed, first class postage prepaid, addressed:

          (a)  If to the Company:

                    The Right Start, Inc.
                    5334 Sterling Center Drive
                    Westlake Village, CA 91361
                    Attention:  President
                    Facsimile:  (818) 707-7132

               with a copy to:

                    Milbank, Tweed, Hadley & McCloy
                    601 S. Figueroa, 30th Floor
                    Los Angeles, CA 90017
                    Attention:  Kenneth J. Baronsky, Esq.
                    Facsimile:  (213) 629-5063

          (b) If to the Holders, at the addresses set forth on the signature page (in the case of the original Holder) and as may be designated by notice to the Company.

          Any such notice or communication shall be deemed to have been duly given when delivered, telecopied or mailed as aforesaid.

          Section 12.7.  Counterparts.  This Agreement may be executed in two or
                         ------------
more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          Section 12.8.  Governing Law.  This Agreement and the Securities and
                         -------------
(unless otherwise provided) all amendments, supplements, waivers and consents relating hereto or thereto shall be governed by and construed in accordance with the laws of the State of Delaware.

          Section 12.9.  Waiver of Jury Trial.  EACH PURCHASER, EACH HOLDER, BY
                         --------------------
ITS ACCEPTANCE OF ANY OF THE NOTES, AND THE COMPANY, EACH HEREBY AGREE TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES, OR ANY OTHER AGREEMENTS RELATING TO THE SECURITIES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims.
The Purchasers and the Company each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement, and that each shall continue to rely on the waiver in their related future dealings. The Purchasers and the Company further represent and warrant that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE NOTES, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE NOTES. In the event of litigation, this Agreement may be filed as a written consent to a trial by the Court.

                  [Remainder of page intentionally left blank]

          Each Purchaser is requested to sign the form of acceptance in the space provided below whereupon this Agreement shall become a binding agreement between such Purchaser and the Company.

                         Very truly yours,


                         THE RIGHT START, INC.



                         By: /s/ Jerry R. Welch
                             _______________________________
                             Jerry R. Welch
                             Chief Executive Officer

The foregoing Agreement is hereby accepted as of the date first above written:



                              ARBCO Associates, L.P.


                              By:  /s/ David Shladovsky
                                 ________________________________



                              Address for Notices and Payments:

                              1800 Avenue of the Stars, 2nd Floor
                              Los Angeles, CA  90067
                              Attention:  Richard Kayne
                              Telephone:  (310) 556-2721
                              Telecopy:   (310) _________________

The foregoing Agreement is hereby accepted as of the date first above written:



                              KAYNE ANDERSON NON-TRADITIONAL INVESTMENTS, L.P.


                              By: /s/ David Shladovsky
                                 _______________________________



                              Address for Notices and Payments:

                              1800 Avenue of the Stars, 2nd Floor
                              Los Angeles, CA  90067
                              Attention:  Richard Kayne
                              Telephone:  (310) 556-2721
                              Telecopy:   (310) _________________

The foregoing Agreement is hereby accepted as of the date first above written:


                              KAYNE ANDERSON OFFSHORE LIMITED



                              By: /s/ William T. Miller
                                 ________________________________



                              Address for Notices and Payments:

                              1800 Avenue of the Stars, 2nd Floor
                              Los Angeles, CA  90067
                              Attention:  Richard Kayne
                              Telephone:  (310) 556-2721
                              Telecopy:   (310) _________________

The foregoing Agreement is hereby accepted as of the date first above written:


                              OFFENSE GROUP ASSOCIATES, L.P.



                              By: /s/ David Shladovsky
                                 ________________________________



                              Address for Notices and Payments:

                              1800 Avenue of the Stars, 2nd Floor
                              Los Angeles, CA  90067
                              Attention:  Richard Kayne
                              Telephone:  (310) 556-2721
                              Telecopy:   (310) _________________

The foregoing Agreement is hereby accepted as of the date first above written:


                              OPPORTUNITY ASSOCIATES, L.P.



                              By: /s/ David Shladovsky
                                 ________________________________



                              Address for Notices and Payments:

                              1800 Avenue of the Stars, 2nd Floor
                              Los Angeles, CA  90067
                              Attention:  Richard Kayne
                              Telephone:  (310) 556-2721
                              Telecopy:   (310) _________________

The foregoing Agreement is hereby accepted as of the date first above written:


                              ARTHUR E. HALL & COMPANY MONEY PURCHASE PLAN



                              By: /s/ Arthur Hall
                                 ________________________________



                              Address for Notices and Payments:
                              c/o A.E. Hall & Company
                              1726 Cedarwood Drive
                              Minden, NV  89423

                              Attention:  Arthur Hall
                              Telephone:  (702) 782-5174
                              Telecopy:   (702) 782-5189

The foregoing Agreement is hereby accepted as of the date first above written:


                              FRED KAYNE



                              By: Fred Kayne
                                 ________________________________



                              Address for Notices and Payments:

                              1800 Avenue of the Stars, Ste. 1112
                              Los Angeles, CA  90067
                              Attention:  Fred Kayne
                              Telephone:  (310) 551-0322
                              Telecopy:   (310) ________________

                                   SCHEDULE I

                                                          AMOUNT OF
PURCHASERS                                            NOTES PURCHASED
---------------------------------------------------   ---------------

ARBCO Associates, L.P.                                  $  930,417.00

Kayne Anderson Non-Traditional Investments, L.P.           930,417.00

Kayne Anderson Offshore Limited                            169,166.00

Offense Group Associates, L.P.                             930,417.00

Opportunity Associates, L.P.                               422,916.00

Arthur E. Hall & Company Money Purchase Plan               116,667.00

Fred Kayne                                                 350,000.00
                                                        -------------

  TOTAL:                                                $3,850,000.00
                                                        =============

                                 SCHEDULE 2.13

                               Insurance Policies



--------------------------------------------------------------------------
    LINE OF COVERAGE         CARRIER/POLICY NO.      POLICY TERM
--------------------------------------------------------------------------
Commercial Package           Reliance Insurance         08/31/97 -
(Property, Inland                 Company                 08/31/98
 Marine, Crime)               # QB 8605449-01
--------------------------------------------------------------------------
Commercial General              General Star            08/31/97 -
 Liability Incl.                 Indemnity                08/31/98
Employee Benefits                 Company
 Liability                      # IYG336587B
--------------------------------------------------------------------------
Employment Practices         Reliance Insurance         08/31/97 -
 Liability                          Co.                   08/31/98
                                   of IL
                              # NGT 0132022-97
--------------------------------------------------------------------------
Directors, Officers         National Union Fire         08/31/97 -
 and Corporate                 Insurance Co.              08/31/98
 Liability                            # 484 26 19
--------------------------------------------------------------------------
Umbrella Liability             TIG Insurance            08/31/97 -
                              # XLB 926 28 87             08/31/98
--------------------------------------------------------------------------
Fiduciary Liability          Federal Insurance          03/01/98 -
                                  Company                 03/01/99
                                     # 8147 94 63
--------------------------------------------------------------------------
Ocean Cargo                    Fireman's Fund          12/16/96
                             Insurance Company          until
                                 # OW 93611           canceled
--------------------------------------------------------------------------
Third Party Liability        Lumbermens Mutual          07/01/97 -
                               Casualty Co.               07/01/98
                              # 3F 812 039-00
--------------------------------------------------------------------------
Notary Bond                Western Surety Company       05/21/97 -
                                       # 68496719         05/21/98
--------------------------------------------------------------------------

                                                                       EXHIBIT A


          THE NOTES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE NOTES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS, OR UNLESS THE PROPOSED TRANSACTION IS REGISTERED OR QUALIFIED AS REQUIRED.

          THE HOLDER OF THE NOTES REPRESENTED BY THIS CERTIFICATE AND ITS SUCCESSORS AND ASSIGNS ARE SUBJECT TO THE TERMS OF A LETTER AGREEMENT DATED APRIL 6, 1998 AND AN AMENDMENT TO LETTER AGREEMENT DATED APRIL 13, 1998. ANY TRANSFEREE OF SUCH NOTES WILL BE DEEMED TO HAVE AGREED TO BE BOUND BY SUCH AMENDED LETTER AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY.


                             THE RIGHT START, INC.

                    SENIOR SUBORDINATED NOTE DUE MAY 6, 2000


$___________                                             Los Angeles, California
Subordinated Note No. _________                                   April 13, 1998


          FOR VALUE RECEIVED, the undersigned, The Right Start, Inc., a California corporation (the "Company"), hereby promises to pay to _____________
                             -------
or registered assigns, the principal sum of ______________ DOLLARS (or so much thereof as shall not have been prepaid) on May 6, 2000, under the terms of the Securities Purchase Agreement dated as of April 13, 1998 (the "Agreement")
                                                               ---------
between the Company and each of the purchasers named therein. Payments are to be made at the office of _____________, located at ___________________________
in lawful money of the United States of America.

          This Subordinated Note is one of the Subordinated Notes issued pursuant to the Agreement and is also entitled to the benefits thereof. If an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of this Subordinated Note may, under certain circumstances, become or be declared due and payable in the manner and with the effect provided in such Agreement. Subject to the terms of the Agreement, upon the occurrence or existence of an Event of Default the holder of this Subordinated Note (the "Holder") may, by notice to the Company, declare the entire unpaid principal
-------
amount of this Subordinated Note and all other amounts payable to the Holder hereunder or under the Agreement to be forthwith due and payable, whereupon this Subordinated Note and all such amounts shall become and be forthwith due and payable, and in addition thereto, and not in substitution for, the Holder shall be entitled to exercise any one or more of the rights and remedies provided by applicable law. Failure to exercise any right or remedy under this Subordinated Note or available under applicable law shall not constitute a waiver of such option or such other remedies or of the right to exercise any of the same in the event of any subsequent Event of Default. The Company and all makers, sureties, guarantors, endorsers and other persons assuming obligations pursuant to this Subordinated Note hereby waive presentment, protest, demand, notice of dishonor and all other notices and all defenses and pleas on the grounds of any extension or extension of the time of payments or the due dates hereof, in whole or in part, before or after maturity, with or without notice. No renewal or extension of this Subordinated Note, no release of any obligor and no delay in enforcement of this Subordinated Note or in exercising any right or power hereunder shall affect the liability of any obligor hereunder.

          1.   Prepayment.  If at any time there is a Change of Control of the
               ----------
Company (as defined in the Agreement) then the Company shall, immediately following the occurrence of any such event, send a notice to each Holder offering to repurchase this Subordinated Note (or at each Holder's option, any portion thereof) at the par amount thereof. If any Holder desires to accept such offer in whole or in part, such Holder must advise the Company of such acceptance within 30 days of the date of receiving such notice. The Company shall then repurchase this Subordinated Note or portion thereof so tendered for repurchase by such Holder by paying the purchase price to the Holder (or any person or persons designated by such Holder in such acceptance notice), in immediately available funds, within five days of the Company's receipt of such Holder's acceptance notice. If Holder tenders only a portion of this Subordinated Note, the Holder shall deliver this Subordinated Note to the Company and the Company then shall issue to the Holder a new subordinated note with the same maturity date and other terms as this Subordinated Note, representing the portion of the Subordinated Note not repurchased by the Company.

          2.   Subordination.
               -------------

          2.1  Agreement to Subordinate.  The Company, for its successors, and
               ------------------------
each Holder, by his acceptance of this Subordinated Note, agree that the payment of the principal of or any other amounts due on this Subordinated Note is subordinated in right of payment, to the extent and in the manner stated in this
Section 2, to the prior payment in full of all Senior Debt. For purposes hereof, "Senior Debt" means the principal of, interest on (including any
         -----------
interest accruing after the commencement of any bankruptcy proceeding or which would have accrued but for such proceeding whether or not allowed) and other amounts due on or with respect to (i) indebtedness of the Company, whether outstanding on the date hereof or incurred, assumed or guaranteed by the Company, for money borrowed from banks or other financial institutions and any refinancings or refundings thereof; (ii) indebtedness of the Company, whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed by the Company, which is not subordinated in right of payment or in rights upon liquidation to any Senior Debt; and (iii) indebtedness of the Company under interest rate swaps, caps or similar hedging agreements and foreign exchange contracts, currency swaps or similar agreements.

          2.2  Ranking with Respect to Other Subordinated Indebtedness of the
               --------------------------------------------------------------
Company.  Except as set forth in Section 3(a)(3) of the Letter Agreement dated
-------
April 6, 1998 (the Letter Agreement") and the Amendment to Letter Agreement dated April 13, 1998 (the "Amendment" and together with the Letter Agreement, the "Amended Letter Agreement") , this Subordinated Note shall rank pari passu with all other Subordinated Debt of the Company. For purposes hereof, "Subordinated Debt" means any indebtedness of the Company, whether outstanding
------------------
on the date hereof or incurred, assumed or guaranteed by the Company, which is subordinated in right of payment or liquidation to any Senior Debt.

          2.3  No Payment on this Subordinated Note if Senior Debt in Default.
               --------------------------------------------------------------
Anything in this Subordinated Note to the contrary notwithstanding, no payment or other distribution on account of principal of or redemption of, or other amounts due on this Subordinated Note, and no redemption, purchase, or other acquisition of this Subordinated Note, shall be made by or on behalf of the Company (i) unless full payment of amounts then due for principal and interest and of all other amounts then due on all Senior Debt has been made or duly provided for in cash pursu ant to the terms of the instrument governing such Senior Debt, (ii) if, at the time of such payment, redemption, purchase or other acquisition, or immediately after giving effect thereto, there shall exist under any Senior Debt, or any agreement pursu ant to which any Senior Debt is issued, any default, which default shall not have been cured or waived and which default shall have resulted in the full amount of such Senior Debt being due and payable or (iii) if, at the time of such payment, redemption, purchase or other acquisition, the Holder shall have received written notice from the Holder or holders of any Senior Debt or their representative or representatives (a "Payment Blockage Notice") that there exists under such Senior Debt, or any
------------------------
agreement pursuant to which such Senior Debt is issued, any default, which default shall not have been cured or waived, permitting the holders thereof to declare the full amount of such Senior Debt due and payable, but only for the period (the "Payment Blockage Period") commencing on the date of receipt of the
             -----------------------
Payment Blockage Notice and ending (unless earlier terminated by notice given to the Holder by the holders of such Senior Debt) on the earlier of (a) the date on which such event of default shall have been cured or waived or (b) 180 days from the receipt of the Payment Blockage Notice unless payment or distribution with respect to this Subordinated Note are otherwise not then permitted. Upon termination of Payment Blockage Period, payments on account of principal of this Subordinated Note (other than amounts due and payable by reason of the acceleration of the maturity of this Subordinated Note) and redemptions, purchases or other acquisitions may be made by or on behalf of the Company, if otherwise permitted hereunder. Notwithstanding anything herein to the contrary, (A) only one Payment Blockage Notice may be given during any period of 360 consecutive days with respect to the same event of default and any other events of default on the same issue of Senior Debt existing and known to the person giving such notice at the time of such notice and (B) no new Payment Blockage Period may be commenced by the Holder or holders of the same issue of Senior Debt or their representative or representa tives during any period of 360 consecutive days unless all events of default which were the object of the immediately preceding Payment Blockage Notice, and any other event of default on the same issue of Senior Debt existing and known to the person giving such notice at the time of such notice, have been cured or waived.

          In the event that, notwithstanding the provisions of this Section 2.3, payments are made by or on behalf of the Company in contravention of the provisions of this Section 2.3, such payments shall be held by the Holders in trust for the benefit of, and shall be paid over to and delivered to, the holders of Senior Debt or their representative for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full accordance with the terms of such Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

          The Company shall give prompt written notice to the Holder of any event of default under any Senior Debt or under any agreement pursuant to which any Senior Debt may have been issued.

          So long as any Senior Debt remains unpaid, the Holders of these Subordinated Notes will not accelerate, or cause to be accelerated, the Subordinated Notes, or exercise any remedies with respect to any event of default occurring with respect to the Subordinated Notes for a period of no less than 180 days after the holders have delivered to the holders of the Senior Debt notice of the occurrence of any event of default. If the event of default is cured or waived or shall have ceased to exist within such 180 day period (and payment of all amounts then due on the Subordinated Notes without acceleration shall constitute a cure of any event of default resulting from the failure to make such payment when due), then the holders shall not be entitled to declare these Subordinated Notes due prior to their stated maturity because of such event of default.

          2.4  Distribution on Acceleration of this Subordinated Note;
               -------------------------------------------------------
Dissolution and Reorganization; Subrogation of this Subordinated Note.
---------------------------------------------------------------------

               (a) Upon (i) any acceleration of the principal amount due on this Subordinated Note because of an Event of Default or
                    (ii) any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other dissolution, winding up, liquidation or reorganization of the Company):

                    (i) the holders of the Senior Debt shall first be entitled to receive payment in full of the principal thereof, the interest thereon and any other amounts due thereon before the Holder is entitled to receive payment on account of the principal of or any other amounts due on this Subordinated Note.

                   (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company as reorganized or readjusted or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section 2 with respect to this Subordinated Note, to the payment in full without diminution or modification by such plan of all Senior
Debt), to which the Holder would be entitled except for the provisions of this
Section 2, shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Debt (or their representative(s) or trustee(s) acting on their behalf), ratably according to the aggregate amounts remaining unpaid on account of the principal of or interest on and other amounts due on the Senior Debt held or represented by each, to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

                  (iii) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities shall be received by the Holder before all Senior Debt is paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and be paid over to upon request by a holder of the Senior Debt, the holders of the Senior Debt remaining unpaid (or their representatives) or trustee(s) acting on their behalf, ratably as aforesaid, for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

          Subject to the payment in full of all Senior Debt, the Holder shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until the principal of this Subordinated Note shall be paid in full and, for purposes of such subrogation, no such payments or distributions to the holders of Senior Debt of cash, property or securities which otherwise would have been payable or distributable to the Holder shall, as between the Company, its creditors other than the holders of Senior Debt, and the Holder, be deemed to be a payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this Section 2 are and are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of Senior Debt, on the other hand.

          Nothing contained in this Section 2, or elsewhere in this Subordinated Note, is intended to or shall impair, as between the Company and its creditors, other than the holders of Senior Debt, the obligation of the Company, which is absolute and unconditional, to pay to the Holder the principal of this Subordinated Note as and when the same shall become due and payable in accordance with the terms of this Subordinated Note, or is intended to or shall affect the relative rights of the Holder and creditors of the Company, other than holders of Senior Debt, nor shall anything herein or therein prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Subordinated Note, subject to the rights, if any, under this
Section 2 of the holders of Senior Debt in respect of cash, property and securities of the Company received upon the exercise of any such remedy. Upon distribution of assets of the Company referred to in this Section 2, the Holder shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Holder for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 2.

          2.5  Reliance by Senior Debt on Subordination Provisions.  The Holder
               ---------------------------------------------------
of this Subordinated Note by his acceptance thereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration for each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the issuance of this Subordinated Note, to acquire and continue to hold, or to continue to hold, such Senior Debt, and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt. Notice of any default in the payment of any Senior Debt, except as expressly stated in this Section 2, and notice of acceptance of the provisions thereof are hereby expressly waived. Except as otherwise expressly provided herein, no waiver, forbearance or release by any holder of Senior Debt under such Senior Debt or under this Section 2 shall constitute a release of any of the obligations or liabilities of the Holders provided in this Section 2. Except as otherwise expressly provided herein, no right of any present or future holder of Senior Debt to enforce the subordination provisions hereof shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any such holder or by any noncompliance by the Company with the terms, provisions or covenants of this Subordinated Note, regardless of any knowledge thereof which such holder may have otherwise been charged with.

          3.   Transfer; Registration; Replacement.  Upon surrender of this
               -----------------------------------
Subordinated Note for registration of transfer or assignment, duly endorsed, or accompanied by a written instrument of transfer or assignment duly executed, by the registered Holder hereof or such Holder's attorney duly authorized in writing, a new Subordinated Note for a like principal amount shall be issued to, and, at the option of the Holder, registered in the name of, the transferee or assignee. The Company may deem and treat the person in whose name this Subordinated Note is registered as the Holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

          IN WITNESS WHEREOF, the undersigned has caused this Subordinated Note to be duly executed on its behalf as of the date first hereinabove set forth.

                              THE RIGHT START, INC.



                              By:________________________________
                                 Jerry R. Welch
                                 Chief Executive Officer

                                                                       EXHIBIT B

No. of Stock Units:  ______                                        Warrant No. _


                                    WARRANT

                          to Purchase Common Stock of

                             THE RIGHT START, INC.



THIS IS TO CERTIFY THAT ________________________________________, or its
registered assigns, is entitled to purchase from The Right Start, Inc., a California corporation (hereinbelow called the "Company"), at any time on and
                                                -------
after the Closing Date (as defined below), but not later than 5:00 p.m., Los Angeles time, on the date that is five (5) years after the Closing Date (the "Expiration Date"), ______ Stock Units, in whole or in part, at a purchase price
----------------
per Stock Unit of $1.00, adjusted as provided below, all on the terms and conditions hereinbelow provided.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY REQUIRED REGISTRATION OR QUALIFICATION UNDER ANY STATE SECURITIES LAWS, OR THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS.

          THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ITS SUCCESSORS AND ASSIGNS ARE SUBJECT TO THE TERMS OF A LETTER AGREEMENT DATED APRIL 6, 1998 AND AN AMENDMENT TO LETTER AGREEMENT DATED APRIL 13, 1998. ANY TRANSFEREE OF SUCH SECURITIES WILL BE DEEMED TO HAVE AGREED TO BE BOUND BY SUCH AMENDED LETTER AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY.

          Section 1.  Certain Definitions.  As used in this Warrant, unless the
                      -------------------
context otherwise requires:

          "Affiliate" means a Person (1) that directly or indirectly controls,
           ---------
or is controlled by, or is under common control with, the Company, (2) that beneficially owns ten percent (10%) or more of the Voting Stock of the Company, or (3) ten percent (10%) or more of the Voting Stock (or in the case of a Person which is not a corporation, ten percent (10%) or more of the equity interest) of which is owned by the Company. The term

"control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Amended Letter Agreement" shall mean the Letter Agreement between the
           -------------------------
Company, the Purchasers and the Existing Securityholders (as defined in the Amended Letter Agreement) dated as of April 6, 1998 together with the Amendment to Letter Agreement among the same parties dated as of April 13, 1998.

          "Appraised Value" shall mean the fair market value of all outstanding
           ---------------
shares of Common Stock (on a fully diluted basis including any fractional shares and assuming the exercise in full of all then-outstanding Warrants and all other options, warrants or other rights to purchase shares of Common Stock that are then currently exercisable at exercise prices less than the Current Market Price), as determined by a written appraisal prepared by an appraiser acceptable to the Company and the holders of Warrants evidencing a majority in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants. "Fair market value" is defined for this purpose as the price in a single transaction determined on a going-concern basis that would be agreed upon by the most likely hypothetical buyer for a 100% controlling interest in the equity capital of the Company (on a fully diluted basis including any fractional shares and assuming the exercise in full of all then-outstanding Warrants and all other options, warrants or other rights to purchase shares of Common Stock that are then currently exercisable at exercise prices less than the Current Market Price), with consideration given to the effect of a noncompete covenant signed by the seller and employment agreements signed by key management personnel of the Company (and of its subsidiaries), each extending for a period of time considered sufficient by all parties to effect the transfer of goodwill from the seller to the buyer and disregarding any discounts for nonmarketability of Common Stock of the Company. In the event that the Company and said holders cannot, in good faith, agree upon an appraiser, then the Company, on the one hand, and said holders, on the other hand, shall each select an appraiser, the two appraisers so selected shall select a third appraiser who shall be directed to prepare such a written appraisal (the "Appraisal") and the
                                                            ---------
term Appraised Value shall mean the appraised value set forth in the Appraisal prepared in accordance with this definition. Except as otherwise set forth herein, the entire cost of the appraisal process shall be borne by the Company, but the cost thereof shall be deemed an account payable of the Company and shall be considered in the determination of the Appraised Value.

          "Board of Directors" shall mean either the board of directors of the
           ------------------
Company or any duly authorized committee of that board.

          "Business Day" shall mean any day other than a Saturday, Sunday or a
           ------------
day on which banks in the State of California are required or permitted to close.

          "Certificate of Incorporation" shall mean the certificate or articles
           ----------------------------
of incorporation of the Company, as in effect on the Closing Date and as at any time amended or otherwise modified.

          "Closing Date" shall have the meaning set forth in the Securities
           ------------
Purchase Agreement.

          "Commission" shall mean the Securities and Exchange Commission and any
           ----------
other similar or successor agency of the federal government administering the Securities Act and the Exchange Act.

          "Common Stock" shall mean the Company's authorized Common Stock, no
           ------------
par value per share, irrespective of class unless otherwise specified, as constituted on the date of original issuance of this Warrant, and any stock into which such Common Stock may thereafter be changed, and shall also include stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of stock of the Company issued to the holders of shares of Common Stock upon any reclassification thereof.

          "Company" shall mean The Right Start, Inc., a California corporation.
           -------

          "Current Market Price" per share of Common Stock for the purposes of
           --------------------
any provision of this Warrant at the date herein specified, shall be deemed to be the price determined pursuant to the first applicable of the following methods:

               (i) If the Common Stock is traded on a national securities exchange or is traded in the over-the-counter market, the Current Market Price per share of Common Stock shall be deemed to be the average of the daily market prices for 20 consecutive Business Days commencing 20 Business Days before such date. The market price for each such Business Day shall be, (a) if the Common Stock is traded on a national securities exchange or in the over-the-counter market, its last sale price on the preceding Business Day on such national securities exchange or over-the-counter market or, if there was no sale on that day, the last sale price on the next preceding Business Day on which there was a sale, all as made available over the Consolidated Last Sale

     Reporting System of the CTA Plan (the "CLSRS") or, if the Common Stock is
                                            -----
     not then eligible for reporting over the CLSRS, its last reported sale price on the preceding Business Day on such national securities exchange or, if there was no sale on that day, on the next preceding Business Day on which there was a sale reported on such exchange or (b) if the principal market for the Common Stock is the over-the-counter market, but the Common Stock is not then eligible for reporting over the CLSRS, but the Common Stock is quoted on the Nasdaq National Market ("Nasdaq"), the last sale
                                                     ------
     price reported on Nasdaq on the preceding Business Day or, if the Common Stock is an issue for which last sale prices are not reported on Nasdaq, the closing bid quotation on such day, but, in each of the next preceding two cases, if the relevant Nasdaq price or quotation did not exist on such day, then the price or quotation on the next preceding Business Day in which there was such a price or quotation.

              (ii) If the Current Market Price per share of Common Stock cannot be ascertained by any of the methods set forth in paragraph (i) immediately above, the Current Market Price per share of Common Stock shall be deemed to be the price equal to the quotient determined by dividing the Appraised Value by the number of outstanding shares of Common Stock (on a fully diluted basis including any fractional shares and assuming the exercise in full of all then-outstanding Warrants and all other options, warrants or other rights to purchase shares of Common Stock that are then currently exercisable at exercise prices equal to or less than the Current Market Price).

          "Current Warrant Price" per share of Common Stock, for the purpose of
           ---------------------
any provision of this Warrant at the date herein specified, shall mean the amount equal to the quotient resulting from dividing the Exercise Price in effect on such date by the number of shares (including any fractional share) of Common Stock comprising a Stock Unit on such date.

          "Exchange Act" shall mean the Securities and Exchange Act of 1934, as
           ------------
amended, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any applicable time.

          "Exercise Price" shall mean the purchase price per Stock Unit as set
           --------------
forth on the first page of this Warrant on the Closing Date and thereafter shall mean such dollar amount as shall result from the adjustments specified in
Section 4.

          "Holder" means, initially, each of the Purchasers listed on Schedule I
           ------
to the Securities Purchase Agreement and thereafter any Person that is or Persons that are the registered holder(s) of the Warrants or Warrant Stock as registered on the books of the Company.

          "Letter Agreement" shall mean the Letter Agreement between the
           ----------------
Company, the Purchasers and the Existing Securityholders (as defined in the Amended Letter Agreement) dated as of April 6, 1998.

          "Nonpreferred Stock" shall mean the Common Stock and shall also
           ------------------
include stock of the Company of any other class which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption.

          "Person" shall include an individual, a corporation, an association, a
           ------
partnership, a trust or estate, a government, foreign or domestic, and any agency or political subdivision thereof, or any other entity.

          "Restricted Certificate" shall mean a certificate for Common Stock or
           ----------------------
a Warrant bearing either of the restrictive legend set forth in Section 9.1(a).

          "Restricted Securities" shall mean Restricted Stock and Restricted
           ---------------------
Warrants.

          "Restricted Stock" shall mean Common Stock evidenced by a Restricted
           ----------------
Certificate.

          "Restricted Warrant" shall mean a Warrant evidenced by a Restricted
           ------------------
Certificate.

          "Securities" shall mean the Warrant issued to the Holder pursuant to
           ----------
the Securities Purchase Agreement, and the certificates and other instruments from time to time evidencing the same.

          "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any applicable time.

          "Securities Purchase Agreement" shall mean the Securities Purchase
           -----------------------------
Agreement between the Company and the Purchasers party thereto, dated as of April 13, 1998.

          "Seller" shall mean a holder of Restricted Securities of the Company
           ------
for which the Company shall be required to file a registration statement or which shall be registered under the Securities Act at the request of such holder pursuant to any of the provisions of Section 10. Neither the Company nor any of its

Affiliates shall be deemed a "Seller" for any purposes of this Agreement.

          "Stock Unit" shall constitute one share of Common Stock, as such
           ----------
Common Stock was constituted on the Closing Date and thereafter shall constitute such number of shares (including any fractional shares) of Common Stock as shall result from the adjustments specified in Section 4.

          "Subordinated Note" shall mean that certain Senior Subordinated Note
           -----------------
Due May 6, 2000, issued to the Holder of this Warrant on the date hereof (or any permitted assignee).

          "Voting Stock" shall mean any equity security entitling the holder of
           ------------
such security to vote at meetings of shareholders except an equity security which entitles the holder of such security to vote only upon the occurrence of some contingency, unless that contingency shall have occurred and be continuing.

          "Warrants" shall mean the Warrants issued pursuant to the Securities
           --------
Purchase Agreement, of which this Warrant is one, evidencing rights to purchase up to an aggregate of 3,500,000 Stock Units, and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Stock Units for which they may be exercised.

          "Warrant Stock" shall mean the shares of Common Stock purchasable by
           -------------
the holder of a Warrant upon the exercise of such Warrant.

          Section 2.  Exercise of Warrant.  The holder of this Warrant may, at
                      -------------------
any time on and after the date of approval/ratification of the issuance of this Warrant by the Company's shareholders, but not later than the Expiration Date, exercise this Warrant in whole at any time or in part from time to time for the number of Stock Units which such holder is then entitled to purchase hereunder. The Holder may exercise this Warrant, in whole or in part, by either of the following methods:

               (a) The Holder may deliver to the Company at its office maintained pursuant to Section 14 for such purpose (i) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of Stock Units to be purchased, (ii) this Warrant and, if the Holder desires to tender all or a portion of the Subordinated Note in consideration of the Exercise Price, the Subordinated Note, and (iii) a sum equal to the aggregate Exercise Price therefor in immediately available funds or, in lieu thereof, all or a portion of the Subordinated Note. For purposes of this subparagraph (a), the Subordinated Note will be attributed a value equal to the principal amount of such Subordinated Note. Additionally, if, upon exercise of the Warrant, the value of the surrendered Subordinated Note of the Holder is greater than the aggregate Exercise Price for which the Subordinated Note is being tendered for payment, then the Company shall issue to the Holder a new subordinated note, with the same maturity date and other terms as the Holder's Subordinated Note, which represents the remaining balance of the Subordinated Note; or

               (b) The Holder may also exercise this Warrant, in whole or in part, in a "cashless" or "net-issue" exercise by delivering to the Company at its office maintained pursuant to Section 15 for such purpose (i) a written notice of such Holder's election to exercise this Warrant, which notice shall specify the number of Stock Units to be delivered to such Holder and the number of Stock Units with respect to which this Warrant is being surrendered in payment of the aggregate Exercise Price for the Stock Units to be delivered to the Holder, and (ii) this Warrant. For purposes of this subparagraph (b), each Stock Unit as to which this Warrant is surrendered will be attributed a value equal to the product of (x) the Current Market Price per share of Common Stock minus the Current Warrant Price per share of Common Stock, multiplied by (y) the number of shares of Common Stock then comprising a Stock Unit.

          Any notice required under this Section 2 may be in the form of the Subscription Form set out at the end of this Warrant. Upon delivery thereof, the Company shall as promptly as practicable and in any event within ten Business Days thereafter, cause to be executed and delivered to such holder a certificate or certificates representing the aggregate number of fully-paid and nonassessable shares of Common Stock issuable upon such exercise.

          The stock certificate or certificates for Warrant Stock so delivered shall be in such denominations as may be specified in said notice and shall be registered in the name of such holder or, subject to Section 9, such other name or names as shall be designated in said notice. Such certificate or certificates shall be deemed to have been issued and such holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as a stockholder, as of the time said notice is delivered to the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such holder a new Warrant dated the date it is issued, evidencing the rights of such holder to purchase the remaining Stock Units called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of such holder, appropriate notation may be made on this Warrant and the Warrant shall be returned to such holder.

          The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of stock certificates under this Section 2.

          All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and free from all liens and other encumbrances thereon.

          Except as may otherwise be required by law, the Company will not close its books against the transfer of this Warrant or of any share of Warrant Stock in any manner which interferes with the timely exercise of this Warrant.

          The Company shall issue certificates for fractional shares of stock upon any exercise of this Warrant whenever, in order to implement the provisions of this Warrant, the issuance of such fractional shares is required.

          Section 3.  Transfer, Division and Combination.  Subject to Section 9,
                      ----------------------------------
this Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the office of the Company maintained for such purpose pursuant to Section 14, together with a written assignment in the form set out at the end of this Warrant duly executed by the holder hereof or its agent or attorney and payment of funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. If and when this Warrant is assigned in blank (in case the restrictions on transferability in Section 9 shall have been terminated), the Company may (but shall not be obliged to) treat the bearer hereof as the absolute owner of this Warrant for all purposes and the Company shall not be affected by any notice to the contrary. This Warrant, if properly assigned in compliance with this
Section 3 and Section 9, may be exercised by an assignee for the purchase of shares of Common Stock without having a new Warrant issued.

          This Warrant may, subject to Section 9, be divided or combined with other Warrants upon presentation at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the holder hereof or its agent or attorney. Subject to compliance with the preceding paragraph and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          The Company shall pay all expenses, taxes and other charges incurred by the Company in the performance of its obligations in connection with the preparation, issue and delivery of Warrants under this Section 3.

          The Company agrees to maintain at its aforesaid office books for the registration and transfer of the Warrants.

          Section 4.  Adjustment of Stock Unit or Exercise Price.  The number of
                      ------------------------------------------
shares of Common Stock comprising a Stock Unit shall be subject to adjustment from time to time as set forth in this Section 4 and in Section 5. The Company will not take any action with respect to its Nonpreferred Stock of any class requiring an adjustment pursuant to any of the following Subsections 4.1, or 4.3 without at the same time taking like action with respect to its Nonpreferred Stock of each other class; and the Company will not create any class of Nonpreferred Stock which carries any rights to dividends or assets differing in any respect from the rights of the Common Stock on the Closing Date.

          4.1.  Stock Dividends, Subdivisions and Combinations.  In case at any
                ----------------------------------------------
time or from time to time the Company shall

          (a) take a record of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Nonpreferred Stock, or

          (b) subdivide its outstanding shares of Nonpreferred Stock into a larger number of shares of Nonpreferred Stock, or

          (c) combine its outstanding shares of Nonpreferred Stock into a smaller number of shares of Nonpreferred Stock,

then the number of shares of Common Stock comprising a Stock Unit immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Common Stock which a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event; provided, however, that no such event may take place with respect to any shares of Nonpreferred Stock unless it shall also take place for all shares of Nonpreferred Stock.

          4.2.  Other Provisions Applicable to Adjustments.  The following
                ------------------------------------------
provisions shall be applicable to the making of adjustments of the number of shares of Common Stock comprising a Stock Unit hereinbefore provided for in this
Section 4:

          (a)  When Adjustments to Be Made.  The adjustments required by the
               ---------------------------
preceding Section 4.1 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (b)  Fractional Interests.  In computing adjustments under this
               --------------------
Section 4, fractional interests in Nonpreferred Stock shall be taken into account to the nearest one-thousandth of a share.

          (c)  When Adjustment Not Required.  If the Company shall take a record
               ----------------------------
of the holders of its Nonpreferred Stock for the purpose of entitling them to receive a dividend or distribution pursuant to this Section 4 and shall, thereafter and before the distribution thereof to shareholders, legally abandon its plan to pay or deliver such dividend or distribution rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          4.3.  Merger, Consolidation or Disposition of Assets.  In case the
                ----------------------------------------------
Company shall merge or consolidate into another corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and pursuant to the terms of such merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation are to be received by or distributed to the holders of Nonpreferred Stock of the Company, then each holder of a Warrant shall have the right to receive, upon exercise of such Warrant, Stock Units each comprising the number of shares of common stock of the successor or acquiring corporation receivable upon or as a result of such merger, consolidation or disposition of assets by a holder of the number of shares of Nonpreferred Stock comprising a Stock Unit immediately prior to such event.

          Section 5.  Notice to Warrant Holders.
                      -------------------------

          5.1.  Notice of Adjustment of Stock Unit or Exercise Price.  Whenever
                ----------------------------------------------------
the number of shares of Common Stock comprising a Stock Unit, shall be adjusted pursuant to Section 4, the Company shall forthwith obtain a certificate signed by independent accountants, of recognized national standing, selected by the Company and reasonably acceptable to the Holders of the Warrants, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated and specifying the number of shares of Common Stock comprising a Stock Unit and (if such adjustment was made pursuant to Section 4.3) describing the number and kind of any other shares of stock comprising a Stock Unit, after giving effect to such adjustment or change. The Company shall promptly, and in any case within three days after the making of such adjustment, cause a signed copy of such certificate to be delivered to each holder of a Warrant in accordance with
Section 15. The Company shall keep at its office or agency, maintained for the purpose pursuant to Section 14, copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any holder of a Warrant or any prospective purchaser of a Warrant designated by a holder thereof.

          5.2.  Notice of Certain Corporate Action.  In case the Company shall
                ----------------------------------
propose (a) to pay any dividend payable in stock of any class to the holders of its Nonpreferred Stock or to make any other distribution to the holders of its Nonpreferred Stock payable in stock, or (b) to effect any reorganization, consolidation, merger or sale, organic change, transfer or other disposition of all or substantially all of its property, assets or business, or (c) to effect the liquidation, dissolution or winding up of the Company, then in each such case, the Company shall deliver to each holder of a Warrant, in accordance with
Section 15, a notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend or distribution, or the date on which such reorganization, consolidation, merger, sale, organic change, transfer, disposition, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Nonpreferred Stock, if any such date is to be fixed, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Nonpreferred Stock and the number and kind of any other shares of stock which will comprise a Stock Unit after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so delivered thirty (30) days prior to (i) the record date for determining holders of the Nonpreferred Stock for purposes of any action covered by clause (a) or (b) above, and (ii) in the case of any other such action, the date of the taking of such proposed action or the date of participation therein by the holders of Nonpreferred Stock, whichever shall be the earlier.

          Section 6.  Reservation and Authorization of Nonpreferred Stock;
                      ----------------------------------------------------
Registration with or Approval of any Governmental Authority.  The Company shall
-----------------------------------------------------------
at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. Except as contemplated by the Amended Letter Agreement, the Company will not amend its Certificate of Incorporation in any respect relating to the Common Stock other than to increase or decrease the number of shares of authorized capital stock (subject to the provisions of the preceding sentence). All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant or upon such conversion, as the case may be, shall be duly and validly issued and fully-paid and nonassessable.

          Before taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          If any shares of Common Stock required to be reserved for issue upon exercise of Warrants require registration with any governmental authority under any federal or state law (otherwise than as provided in Section 9.3) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

          Section 7.  Taking of Record; Stock and Warrant Transfer Books.  In
                      --------------------------------------------------
the case of all dividends or other distributions by the Company to the holders of its Nonpreferred Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up or as otherwise may be required by law, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

          Section 8.  Taxes.  The Company will pay all taxes (other than
                      -----
federal, state, local or foreign income taxes) which may be payable in connection with the execution and delivery of this Warrant or the issuance and sale of the Restricted Securities hereunder or in connection with any modification of the Restricted Securities and will save the Holder harmless without limitation as to time against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes. The obligations of the Company under this Section 8 shall survive any redemption, repurchase or acquisition of Restricted Securities by the Company.

          Section 9.  Restrictions on Transferability.  The Restricted
                      -------------------------------
Securities shall not be transferable except upon the conditions specified in this Section 9 unless such Restricted Securities are properly registered under the Securities Act.

Each transferee shall be subject to the same transfer restrictions imposed on the Holder by this Agreement.

          9.1.  Restrictive Legend.
                ------------------

          (a) Unless and until otherwise permitted by this Section 9, (i) each certificate for Warrants issued under this Agreement, (ii) each certificate for any Warrants issued to any transferee of any such certificate, (iii) each certificate for any Warrant Stock issued upon exercise of any Warrant and (iv) each certificate for any Warrant Stock issued to any transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY REQUIRED REGISTRATION OR QUALIFICATION UNDER ANY STATE SECURITIES LAWS, OR THE PROPOSED TRANSACTION DOES NOT REQUIRE REGISTRATION OR QUALIFICATION UNDER FEDERAL OR STATE SECURITIES LAWS."

          (b) Unless and until the consummation of the transactions contemplated by the Amended Letter Agreement of the termination of such Amended Letter Agreement, each certificate referred to in claused (i) and (ii) of paragraph (a) above shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ITS SUCCESSORS AND ASSIGNS ARE SUBJECT TO THE TERMS OF A LETTER AGREEMENT DATED APRIL 6, 1998 AND AN AMENDMENT TO LETTER AGREEMENT DATED APRIL 13, 1998. ANY TRANSFEREE OF SUCH SECURITIES WILL BE DEEMED TO HAVE AGREED TO BE BOUND BY SUCH AMENDED LETTER AGREEMENT, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY."

          9.2.  Notice of Proposed Transfers; Request for Registration.
                ------------------------------------------------------

          (a) Prior to any transfer or attempted transfer of any Restricted Securities not covered by the proviso contained in the introductory paragraph to
Section 9, the holder of such Restricted Certificate shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail.

          (b) Upon receipt of such notice, the Company may request an opinion of counsel of such holder to the effect that such proposed transfer may be effected without registration under the Securities Act. Upon receipt of such opinion, or if the Company does not request such an opinion, within ten (10) Business Days after receiving notice of the proposed transfer, the Company shall, as promptly as practicable, so notify the holder of such Restricted Certificate and such holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company. Each certificate evidencing the Restricted Securities thus to be transferred (and each certificate evidencing any untransferred balance of the Restricted Securities evidenced by such Restricted Certificate) shall bear the restrictive legend set forth in Section 9.1, unless in the opinion of the Company or the opinion of such counsel, if requested, pursuant to Rule 144(k) of the Securities Act or otherwise, such legend is not required in order to ensure compliance with the Securities Act. The fees and expenses of counsel for any such opinion shall be paid by the Company.

          (c) Subject to the limitations contained in Section 9.3 below, if in the opinion of the Company or the opinion of such counsel, if requested, the proposed transfer of the Restricted Securities evidenced by such Restricted Certificate may not be effected without registration under the Securities Act, the Company shall, as promptly as practicable, so notify the holder thereof. If within 30 days after receipt of such notice to such effect such holder shall request registration of such Restricted Securities (which request shall state the intended method of disposition of such securities by the prospective Seller) and the preconditions to the Company's obligation to effect such registration specified in Section 9.3 are satisfied, the Company will immediately use its best efforts to effect the registration of such Restricted Securities under the Securities Act, all in accordance with the following provisions of this Section 9.

          9.3.  Required Registration.  The Warrant Stock issuable upon exercise
                ---------------------
of the Warrants and the Company's obligation to register such Warrant Stock is subject to the terms and conditions of that certain Registration Rights Agreement dated as of the date hereof among the Company and the Purchasers named therein, attached as Exhibit C to the Securities Purchase Agreement.

          9.4.  Termination of Restrictions.  Notwithstanding the foregoing
                ---------------------------
provisions of this Section 9, the restrictions imposed by this Section 9 upon the transferability of the Restricted Securities shall cease and terminate as to any particular Restricted Security when such Restricted Security shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration or sold under Rule 144 or Rule 144A promulgated by the Commission. Whenever the restrictions imposed by this Section 9 shall terminate as to any Restricted Certificate, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend required to be borne under section 9.1(a).

          Section 10.  Limitation of Liability.  No provision hereof, in the
                       -----------------------
absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of the Warrant Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          Section 11.  Loss or Destruction of Warrant Certificates.  Upon
                       -------------------------------------------
receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company (the original Warrant holder's or any other institutional Warrant holder's indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such institutional holder), or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

          Section 12.  Furnish Information.  The Company agrees that it shall
                       -------------------
deliver to the holder of record hereof promptly after their becoming available copies of all financial statements, reports and proxy statements which the Company shall have sent to its stockholders generally.

          Section 13.  Amendments.  The terms of this Warrant and all other
                       ----------
Warrants may be amended, and the observance of any term therein may be waived, but only with the unanimous written consent of the holders of the then outstanding Warrants evidencing a majority in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants, provided that no such action may change the number of shares of stock comprising a Stock Unit or the Exercise Price, without the written consent of the holders of Warrants evidencing 100% in number of the total number of Stock Units at the time purchasable upon the exercise of all then outstanding Warrants. For the purposes of determining whether the holders of outstanding Warrants entitled to purchase a requisite number of Stock Units at any time have taken any action authorized by this

Warrant, any Warrants owned by the Company or any Affiliate of the Company (other than an institutional investor which may be deemed an Affiliate solely by reason of the ownership of Warrants) shall be deemed not to be outstanding.

          Section 14.  Office of the Company.  So long as any of the Warrants
                       ---------------------
remains outstanding, the Company shall maintain an office in Southern California where the Warrants may be presented for exercise, transfer, division or combination as in this Warrant provided. Such office shall be at 5334 Sterling Center Drive, Westlake Village, California 91361 unless and until the Company shall designate and maintain some other office for such purposes and deliver written notice thereof to the holders of all outstanding Warrants.

          Section 15.  Notices Generally.
                       -----------------

          15.1. All communications (including all required or permitted notices) pursuant to the provisions hereof shall be in writing and shall be sent,

               (a) if to any party to the Securities Purchase Agreement at its address for notices specified beneath its name on the signature page of the Securities Purchase Agreement, or at such other address as it may have furnished in writing to each other party thereto and all other holders of Warrants and Warrant Stock at the time outstanding, or

              (b) if to any other Person who is the registered holder of any Warrants or Warrant Stock, to the address of such holder as it appears in the stock or warrant ledger of the Company.

          15.2. Any notice shall be deemed to have been duly delivered when delivered by hand, if personally delivered, and if sent by mail to a party whose address is in the same country as the sender, two Business Days after being deposited in the mail, postage prepaid, and if sent by recognized international courier, freight prepaid, with a copy sent by telecopier, to a party whose address is not in the same country as the sender, three Business Days after the later of (a) being telecopied and (b) delivery to such courier.

          SECTION 16.  GOVERNING LAW.  THIS WARRANT SHALL BE GOVERNED BY AND
                       -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its President or a Vice President and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

Dated:  April 13, 1998

                              THE RIGHT START, INC.:


                              By______________________________
                                 Jerry R. Welch
                                 Chief Executive Officer


ATTEST:

___________________________
Gina M. Shauer
Chief Financial Officer

                               SUBSCRIPTION FORM

                 (to be executed only upon exercise of Warrant)


          The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases Stock Units of The Right Start, Inc., a California corporation, purchasable with this Warrant, and herewith makes payment therefor: (circle the following as applicable)

          1.   By check in the amount of $______.

          2. By tender of a portion of the Subordinated Note having a value (calculated pursuant to the Warrant) equal to $______.

          3.   By the surrender of _____ Stock Units.

all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____ whose address is _____ and, if such Stock Units shall not include all of the Stock Units issuable as provided in this Warrant that a new Warrant of like tenor and date for the balance of the Stock Units issuable thereunder be delivered to the undersigned.


Dated:

                              _______________________________
                              (Signature of Registered Owner)


                              _______________________________
                              (Street Address)

                              _______________________________
                              (City)       (State) (Zip Code)

                                ASSIGNMENT FORM

          FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Stock Units set forth below:


                                            No of Stock
     Name and Address of Assignee              Units
     ----------------------------           -----------




and does hereby irrevocably constitute and appoint _____ Attorney to make sure transfer on the books of The Right Start, Inc., a California corporation, maintained for the purpose, with full power of substitution in the premises.

Dated:

                              ___________________________
                              Signature



                              ___________________________
                              Witness


NOTICE: The signature to the assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

          The signature to this assignment must be guaranteed by a bank or trust company having an office or correspondent in New York, New York or Los Angeles, California or by a firm having membership on the New York Stock Exchange.

                                                                       EXHIBIT C

                         REGISTRATION RIGHTS AGREEMENT

          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of April 13, 1998 between The Right Start, Inc., a California corporation (the "Company"), and ARBCO Associates, L.P., a California limited partnership, Kayne Anderson Non-Traditional Investments, L.P., a California limited partnership, Kayne Anderson Offshore Limited, a British Virgin Islands corporation, Offense Group Associates, L.P., a California limited partnership, Opportunity Associates, L.P., a California limited partnership and Arthur E. Hall, as Trustee for the Arthur E. Hall & Company Money Purchase Plan (each individually a "Purchaser," and collectively the "Purchasers").

          WHEREAS, the Company and Purchasers have entered into a Securities Purchase Agreement dated as of April 13, 1998 (the "Purchase Agreement")

          WHEREAS, pursuant to the Purchase Agreement, the Company and Purchasers desire to enter into this Agreement to provide Purchasers with certain registration rights and to address related matters;

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the parties agree as follows:

          1.   Registration Rights.
               -------------------

               1.1  Demand Registration Rights.
                    --------------------------

               (a) Subject to the provisions of this Section 1.1, at any time after the date hereof, Purchasers may request registration for sale under the Act of all or part of the Common Stock, no par value, of the Company ("Common Stock") then held by Purchasers or issuable to Purchasers pursuant to exercise of the Warrant of even date herewith, issued by the Company to Purchasers pursuant to the Purchase Agreement (the "Warrant"). The Company shall thereafter, as expeditiously as practicable, use its best efforts (i) to file with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Act"), a registration statement on the appropriate form (using Form S-3 or other "short form," if available) covering all the shares of Common Stock specified in the demand request and
                    (ii) to cause such registration statement to be declared effective. The Company shall use its best efforts to cause each offering pursuant to this Section 1.1 to be managed, on a firm commitment basis, by a recognized regional or national underwriter. The Company shall not be required to comply with more than two (2) requests by Purchasers for demand registration pursuant to this Section 1.1(a). The Company shall not be required to effect a demand registration under the Act pursuant to Section 1.1(a) above if (i) the Company receives such request for registration within 120 days preceding the anticipated effective date of a proposed underwritten public offering of securities of the Company approved by the Company's Board of Directors prior to the Company's receipt of such request; (ii) within 180 days prior to any such request for registration , a registration of securities of the Company has been effected in which Purchasers had the right to participate pursuant to
                    Section 1.2 hereof; or (iii) the Board of Directors of the Company reasonably determines in good faith that effecting such a demand registration at such time would have a material adverse effect upon a proposed sale of all (or substantially all) the assets of the Company, or a merger, reorganization, recapitalization, or similar transaction materially affecting the capital structure or equity ownership of the company, including the transactions set forth in the Letter Agreement dated April 6, 1998 (the "Letter Agreement") among the Company, the holders of the Company's Convertible Debentures and the holders of the Company's 11.5% Senior Subordinated Notes due 2000 and an Amendment to Letter Agreement among the same parties dated April 13, 1998 (the "Amendment" and together with the Letter Agreement, the "Amended Letter Agreement"); provided, however, that the Company may only delay a demand registration pursuant to this Section 1.1(b)(iii) for a period not exceeding 90 days (or until such earlier time as such transaction is consummated or no longer proposed). The Company shall promptly notify Purchasers in writing of any decision not to effect any such request for registration pursuant to this Section 1.1(b), which notice shall set forth in reasonable detail the reason for such decision and shall include an undertaking by the Company promptly to notify Purchasers as soon as a demand registration may be effected.

               (b) Purchasers may withdraw a request for demand registration at any time before a registration statement is declared effective, in which event the Company shall withdraw such registration statement (and Purchasers shall not be deemed to have requested a demand registration for purposes of
                    Section 1.1(a) hereof). If the Company withdraws a registration statement under this Section 1.1(c) in respect of a registration for which the Company would otherwise be required to pay expenses under Section 1.4(b) hereof, Purchasers shall be liable to the Company for all expenses of such registration specified in Section 1.4(b) hereof in proportion to the number of shares each of the Purchasers shall have requested to be registered, and Purchasers shall not be deemed to have requested a demand registration for purposes of Section 1.1(a) hereof.

               1.2  Piggyback Registration Rights.
                    -----------------------------

               (a) If at any time or times after the date hereof, the Company proposes to make a registered public offering of any of its securities under the Act, whether to be sold by it or by one or more third parties (other than an offering pursuant to a demand registration under Section 1.1(a) hereof or an offering registered on Form S-8, Form S-4, or comparable forms), the Company shall, not less than 45 days prior to the proposed filing date of the registration form, give written notice of the proposed registration to Purchasers, and at the written request of Purchasers delivered to the Company within 20 days after the receipt of such notice, shall include in such registration and offering, and in any underwriting of such offering, all shares of Common Stock that may have been designated in Purchasers' request.

               (b) If a registration in which Purchasers have the right to participate pursuant to this Section 1.2 is an underwritten offering for the account of the Company or for the account of a security holder (other than Purchaser) pursuant to the exercise of a demand registration right, and the managing underwriters advise the Company or such security holder, as the case may be, in writing that in their opinion the number of securities requested to be included in such registration, together with the securities being offered by the Company or such security holder, as the case may be, exceeds the number which can be effectively sold in such offering, the Company shall include in such registration (i) first, the securities of the Company or such security holder proposed to be sold, and
                    (ii) second, to the extent possible, the Common Stock proposed to be sold by each of the Purchasers and any other selling stockholders, in proportion to the number of shares of Common Stock with respect to which they have requested registration.

               1.3  Registration Procedures.  The Company shall have no
                    -----------------------
obligation to file a registration statement pursuant to Section 1.1 hereof, or to include shares of Common Stock owned by or issuable to any Purchaser in a registration statement pursuant to Section 1.2 hereof, unless and until such Purchaser shall have furnished the Company with all information and statements about or pertaining to such Purchaser in such reasonable detail and on such timely basis as is reasonably required by the Company in connection with the preparation of the registration statement. Whenever Purchasers have requested that any shares of Common Stock be registered pursuant to Section 1.1 or 1.2 hereof, the Company shall, as expeditiously as reasonably possible:

               (a) prepare and file with the SEC a registration statement with respect to such shares and use its best efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish counsel for Purchasers with copies of all such documents proposed to be filed);

               (b) prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months (or two years, if the provisions of Rule 415 under the Act are available with respect thereto) or until Purchasers have completed the distribution described in such registration statement, whichever occurs first;

               (c) furnish to Purchasers such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other document as Purchasers may reasonably request;

               (d) use its best efforts to register or qualify such shares under such other securities or blue sky laws of such jurisdictions as Purchasers request (and to maintain such registrations and qualifications effective for a period of nine months or until Purchasers have completed the distribution of such shares, whichever occurs first), and to do any and all other acts and things which may be necessary or advisable to enable Purchasers to consummate the disposition in such jurisdictions of such shares (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not be required but for this Section 1.3(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file any general consent to service of process in any such jurisdiction);

               (e) notify Purchasers, at any time during which a prospectus relating thereto is required to be delivered under the Act within the period that the Company is required to keep a registration statement effective, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (f) use its best efforts to cause all such shares to be listed on securities exchanges or interdealer quotation systems (including NASDAQ National Market), if any, on which similar securities issued by the Company are then listed;

               (g) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as Purchasers reasonably request (and subject to Purchasers' reasonable approval) in order to expedite or facilitate the disposition of such shares; and

               (h) make reasonably available for inspection by Purchasers, by any underwriter participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by Purchasers or by any such underwriter, all relevant financial and other records, pertinent corporate documents, and properties (other than confidential intellectual property) of the Company; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by Purchasers or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality.

               1.4  Registration Expenses.
                    ---------------------

          The Company will pay all Registration Expenses of all registrations under this Agreement, provided, however, that if a registration under Section
                      --------  -------
1.1 is withdrawn at the request of Purchasers (other than as a result of information concerning the business or financial condition of the Company that is made known to the Purchasers after the date on which such registration was requested) and if the requesting Purchasers elect not to have such registration counted as a registration requested under Section 1.1, Purchasers shall pay the Registration expenses of such registration. For purposes of this Section, the term "Registration Expenses" means all expenses incurred by the Company in complying with this Section, including, without limitation, all registration and filing fees (other than National Association of Securities Dealers, Inc. filing fees pursuant to an underwritten offering), exchange listing fees, printing expenses, fees, and expenses of counsel for the Company and the reasonable fees and expenses of one firm or counsel selected by Purchasers to represent it, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions.

               1.5  Indemnity.
                    ---------

               (a) In the event that any shares of Common Stock owned by Purchasers are sold by means of a registration statement pursuant to Section 1.1 or 1.2 hereof, the Company agrees to indemnify and hold harmless such Purchasers, each of its partners and their officers and directors, and each person, if any, who controls such Purchasers within the meaning of the Act (Purchaser, its partners and their officers and directors, and any such other persons being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and reasonable attorneys' fees and disbursements, asserted against, resulting to, imposed upon or incurred by such Indemnified Person, directly or indirectly (hereinafter referred to in this Section 1.5 in the singular as a "claim" and in the plural as "claims"), based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based upon, arises out of or results from information furnished to the Company in writing by such Purchaser for use in connection with the registration statement.

               (b) Each Purchaser agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of the Act (the Company, its officers and directors, and any such other persons also being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all claims based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, to the extent that such claim is based upon, arises out of or results from information furnished to the Company in writing by Purchaser for use in connection with the registration statement.

               (c) The indemnification set forth herein shall be in addition to any liability the Company or a Purchaser may otherwise have to the Indemnified Persons. Promptly after actually receiving definitive notice of any claim in respect of which an Indemnified Person may seek indemnification under this
                    Section 1.5, such Indemnified Person shall submit written notice thereof to either the Company or Purchaser, as the case may be (sometimes being hereinafter referred to as an "Indemnifying Person"). The failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that
                    (a) such liability was caused or materially increased by such failure, or (b) the ability of the Indemnifying Person to reduce such liability was materially adversely affected by such failure. In addition, the failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have otherwise than hereunder.
                    The Indemnifying Person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise or settlement (without admitting liability of the Indemnified Person) of any such claim asserted, such defense, compromise or settlement to be undertaken at the expense and risk of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at such Indemnified Person's own expense, whom counsel for the Indemnifying Person shall keep informed and consult with in a reasonable manner. In the event the Indemnifying Person shall elect not to undertake such defense by its own representatives, the Indemnifying Person shall give prompt written notice of such election to the Indemnified Person, and the Indemnified Person may undertake the defense, compromise or settlement (without admitting liability of the Indemnified Person) thereof on behalf of and for the account and risk of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any claim if such settlement is effected without the consent of such Indemnifying Person, which consent shall not be unreasonably withheld.

               (d) If for any reason the foregoing indemnity is unavailable to, or is insufficient to hold harmless, an Indemnified Person, then the Indemnifying Person shall contribute to the amount paid or payable by the Indemnified Person as a result of such claims, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person and the Indemnified Person as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               1.6  Subsequent Registration Statements.  The Company shall not
                    ----------------------------------
cause or permit any new registration statements (except registration statements on Form S-8, S-4, or comparable forms) to become effective during the 90 days after the effective date of a registration statement covering shares of Common Stock owned by Purchasers.

          2.   Miscellaneous.
               -------------

               2.1  Additional Actions and Documents.  Each of the parties
                    --------------------------------
hereto hereby agrees to use its good faith best efforts to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

               2.2  Assignment.  Any Purchaser may assign its rights under this
                    ----------
Agreement to any assignee of the Warrant or the shares of Common Stock issuable thereunder.

               2.3  Entire Agreement; Amendment. This Agreement, including the
                    ---------------------------
other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by a party against whom enforcement of the amendment, modification, or discharge is sought.

               2.4  Limitation on Benefits.  It is the explicit intention of the
                    ----------------------
parties hereto that no person or entity other than the parties hereto (and their respective successors and assigns) is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns.

               2.5  Binding Effect.  This Agreement shall be binding upon and
                    --------------
shall inure to the benefit of the parties hereto and their respective successors and assigns.

               2.6  Governing Law.    This Agreement, the rights and obligations
                    -------------
of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Delaware.

               2.7  Notices.  All notices, demands, requests, or other
                    -------
communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, including delivery by courier, telegram, telex, or facsimile transmission, addressed as follows:

               (a)  If to the Company:

                            The Right Start, Inc.
                            5334 Sterling Center Drive
                            Westlake Village, California 91361
                            Attention:  President
                            Facsimile:  (818) 707-7132

                    with a copy (which shall not constitute notice) to:

                            Milbank, Tweed, Hadley & McCloy
                            601 S. Figueroa, 30th Floor
                            Los Angeles, CA 90017
                            Attention:  Kenneth J. Baronsky, Esq.
                            Facsimile:  (213) 629-5063

               (b) If to Purchaser, to the address set forth in the Securities Purchase Agreement for such Purchaser.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answer back being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

               2.8  Headings.  Article and Section headings contained in this
                    --------
Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

               2.9  Execution in Counterparts.  To facilitate execution, this
                    -------------------------
Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of each party appear on each counterpart; but it shall be sufficient that the signature of each party appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of all of the parties hereto.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first above written.

                                    THE RIGHT START, INC.



                                    By: ___________________________
                                    Jerry R. Welch
                                    Chief Executive Officer


                                    THE PURCHASERS:

                                    ARBCO ASSOCIATES, L.P.



                                    By: ___________________________
                                    Name:
                                    Title:

                                    KAYNE ANDERSON NON-TRADITIONAL
                                    INVESTMENTS, L.P.



                                    By: ___________________________
                                    Name:
                                    Title:


                                    KAYNE ANDERSON OFFSHORE LIMITED



                                    By: ___________________________
                                    Name:
                                    Title:

                                    OFFENSE GROUP ASSOCIATES, L.P.



                                    By: ___________________________
                                    Name:
                                    Title:

                                    OPPORTUNITY ASSOCIATES, L.P.



                                    By: ___________________________
                                    Name:
                                    Title:

                                    ARTHUR E. HALL & COMPANY MONEY
                                    PURCHASE PLAN


                                    By: ___________________________
                                    Name:
                                    Title:


                                    FRED KAYNE



                                    By: ___________________________
                                    Name: